Exhibit 10.9
INTERCREDITOR AGREEMENT
This INTERCREDITOR AGREEMENT is dated as of October 13, 2010, and entered into by and between UBS AG, Stamford Branch, in its capacity as collateral agent under the Revolving Loan Documents (as defined below), including its successors and assigns in such capacity from time to time (“Revolving Collateral Agent”), and Wells Fargo Bank, National Association, in its capacity as collateral agent under the Indenture and Notes Collateral Documents (as defined below), including its successors and assigns in such capacity from time to time (“Notes Collateral Agent”).
RECITALS
Carey Intermediate Holdings Corp., a Delaware corporation (“Holdings”), Associated Materials, LLC, a Delaware limited liability company (“AMLLC”), Gentek Holdings, LLC (“GHLLC”) and Gentek Building Products, Inc. (“GBPI”, and, collectively with AMLLC and GHLLC, the “US Borrowers”, and each, a “US Borrower”), Associated Material Canada Limited (“AMCL”), Gentek Canada Holdings Limited (“GCHL”) and Gentek Building Products Limited Partnership (“GBPLP” and collectively with AMCL, GCHL and the US Borrowers, the “Revolving Borrowers”, and each, a “Revolving Borrower”), the banks, financial institutions and other institutional lenders and investors from time to time parties thereto, UBS AG, Stamford Branch, as US Administrative Agent, US Collateral Agent and Letter of Credit Issuer, UBS AG, Canada Branch, as Canadian Administrative Agent and Canadian Collateral Agent, Wells Fargo Capital Finance, LLC, as Co-Collateral Agent and UBS Loan Finance LLC, as Swingline Lender and Deutsche Bank Trust Company Americas, as Letter of Credit Issuer have entered into that certain Revolving Credit Agreement dated as of the date hereof (the “Revolving Credit Agreement”);
AMLLC, Carey Acquisition Corp. (“Carey”), Carey New Finance, Inc. (“Finance Sub”), certain other Subsidiaries of AMLLC (such Subsidiaries, each a “Notes Guarantor” and collectively, jointly and severally, the “Notes Guarantors”) and Wells Fargo Bank, National Association, as Trustee (the “Trustee”) and Notes Collateral Agent, have entered into that certain Indenture dated as of the date hereof (the “Indenture”), pursuant to which Carey’s and Finance Sub’s 9.125% senior secured notes due 2017 (the “Notes”) were issued;
Pursuant to that certain Notes Security Agreement dated as of the date hereof (the “Notes Security Agreement”), AMLLC and each of the Subsidiaries listed on Annex A thereto (together with AMLLC, collectively, the “Notes Grantors”) and pursuant to that certain Notes Pledge Agreement dated as of the date hereof (the “Notes Pledge Agreement”), AMLLC and each of the Subsidiaries listed on Schedule 1 thereto (together with AMLLC, collectively, the “Notes Pledgors”) have granted security interests in the Notes Collateral to the Notes Collateral Agent to secure the Notes Obligations;
Pursuant to that certain US Security Agreement dated as of the date hereof (the “US Revolving Security Agreement”), Holdings, AMLLC and each of the Subsidiaries listed on Annex A thereto together with Holdings and AMLLC, collectively, the “US Revolving Grantors”) and pursuant to that certain U.S. Revolving Pledge Agreement dated as of the date hereof (the “Revolving Pledge Agreement”), Holdings, AMLLC and each of the Subsidiaries listed on Schedule 1 thereto (together with AMLLC, collectively, the “US Revolving Pledgors”) have granted security interests in the Revolving Collateral to the Revolving Collateral Agent to secure the Revolving Obligations;
Pursuant to that certain US Guarantee dated as of the date hereof, Holdings, AMLLC and each of the Subsidiaries listed on Annex A thereto have guaranteed certain of the Revolving Obligations;
The Revolving Obligations are to be secured (i) on a first priority basis by Liens on the Revolving Priority Collateral and (ii) on a second priority basis by Liens on the Notes Priority Collateral;
The Notes Obligations are to be secured (i) on a first priority basis by Liens on the Notes Priority Collateral and (ii) on a second priority basis by Liens on the Revolving Priority Collateral;

The Revolving Loan Documents and the Notes Documents provide, among other things, that the parties thereto shall set forth in this Agreement their respective rights and remedies with respect to the Collateral and certain other matters; and
Revolving Collateral Agent and Notes Collateral Agent have agreed to the intercreditor and other provisions set forth in this Agreement.
AGREEMENT
In consideration of the foregoing, the mutual covenants and obligations herein set forth and for other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:
SECTION 1. Definitions.
1.1 UCC Terms. The following terms have the meanings given to them in the UCC and terms used herein without definition that are defined in the UCC have the meanings given to them in the UCC (such meanings to be equally applicable to both the singular and plural forms of the terms defined): “account”, “account debtor”, “chattel paper”, “commercial tort claim”, “deposit account”, “equipment”, “fixture”, “general intangible”, “goods”, “instruments”, “inventory”, “letter-of-credit right”, “proceeds”, “record”, “securities account”, “security” and “supporting obligation”.
1.2 Defined Terms. As used in the Agreement, the following terms shall have the following meanings:
“Agreement” means this Intercreditor Agreement.
“AMLLC” has the meaning set forth in the recitals to this Agreement.
“Bankruptcy Code” means Title 11 of the United States Code entitled “Bankruptcy,” as now and hereafter in effect, or any successor statute.
“Bankruptcy Law” means the Bankruptcy Code and any other federal, state, or foreign law for the relief of debtors.
“Business Day” means any day other than a Saturday, Sunday, or day on which commercial banks in the state of New York are authorized or required by law to remain closed.
“Cash Collateral” has the meaning set forth in Section 6.2.
“Claimholders” means, with respect to the Revolving Obligations, all Revolving Claimholders and with respect to the Notes Obligations, all Notes Claimholders.
“Collateral” means any and all of the assets and property of any Grantor, whether real, personal or mixed, which constitute Revolving Collateral or Notes Collateral.
“Default Disposition” means any private or public Disposition of (i) all or any material portion of the Revolving Priority Collateral by one or more Grantors with the consent of Revolving Collateral Agent after the occurrence and during the continuance of a Revolving Default (and prior to the Discharge of Revolving Obligations) or (ii) all or any material portion of the Notes Priority Collateral by one or more Grantors with the consent of Notes Collateral Agent after the occurrence and during the continuance of a Notes Default (and prior to the Discharge of Notes Obligations), which Disposition is conducted by such Grantors with the consent of Revolving Collateral Agent in the case of the former, or Notes Collateral Agent in the case of the latter, in connection with good faith efforts by Revolving Collateral Agent or Notes Collateral Agent, as the case may be, to collect the Revolving Obligations through the Disposition of Revolving Priority Collateral or the Notes Obligations through the Disposition of Notes Priority Collateral.

“DIP Financing” has the meaning set forth in Section 6.2.
“Discharge of Notes Obligations” means, except to the extent otherwise expressly provided in Section 5.5(b), all Notes Obligations (other than contingent indemnification obligations for which no underlying claim has been asserted) have been indefeasibly paid, performed or discharged in full (with all such Notes Obligations consisting of monetary or payment obligations having been paid in full in cash).
“Discharge of Revolving Obligations” means, except to the extent otherwise expressly provided in Section 5.5(a): (a) all Revolving Obligations (other than contingent indemnification obligations for which no underlying claim has been asserted) have been indefeasibly paid, performed or discharged in full (with all such Revolving Obligations consisting of monetary or payment obligations having been paid in full in cash), (b) no Person has any further right to obtain any loans, letters of credit, bankers’ acceptances, or other extensions of credit under the documents relating to such Revolving Obligations, and (c) any and all letters of credit, bankers’ acceptances or similar instruments issued under such documents have been cancelled and returned (or backed by stand-by guarantees or cash collateralized) in accordance with the terms of such documents.
“Disposition” or “Dispose” means the sale, assignment, transfer, license, lease (as lessor), exchange, or other disposition (including any sale and leaseback transaction) of any property by any person (or the granting of any option or other right to do any of the foregoing).
“Enforcement Notice” shall mean a written notice delivered by either the Revolving Collateral Agent or the Notes Collateral Agent to the other stating that a Revolving Default or Notes Default, as applicable, has occurred and is continuing under the Revolving Credit Agreement or the Indenture, as applicable, and that an Enforcement Period has commenced with respect to the Revolving Priority Collateral or Notes Priority Collateral, as applicable, specifying the relevant event of default, stating the current balance of the Revolving Obligations or the Note Obligations, as applicable, and requesting the current balance of the Revolving Obligations or Note Obligations, as applicable, owing to the noticed party.
“Enforcement Period” shall mean the period of time following the receipt by either the Revolving Collateral Agent or the Notes Collateral Agent of an Enforcement Notice from the other and continuing until the earliest of (a) in case of an Enforcement Period commenced by the Notes Collateral Agent, the Discharge of Notes Obligations, (b) in the case of an Enforcement Period commenced by the Revolving Collateral Agent, the Discharge of Revolving Obligations, or (c) the Revolving Collateral Agent or the Notes Collateral Agent (as applicable) terminate, or agree in writing to terminate, the Enforcement Period (including in connection with a waiver or cure of the default that gave rise to such Enforcement Notice).
“Excluded Foreign Collateral” means (a) any Capital Stock of a Canadian Subsidiary (as defined in the Revolving Credit Agreement) that is a Subsidiary of a AMLCC and (b) all assets and property owned by the Excluded Foreign Grantors and subject to the Revolving Loan Documents, including, without limitation, (x) all “Collateral” (as defined in the Canadian Security Agreement) (as defined in the Revolving Credit Agreement)) and (y) all “Collateral” (as defined in the Canadian Pledge Agreement (as defined in the Revolving Credit Agreement)).
“Excluded Foreign Grantors” means, collectively, all borrowers, guarantors and grantors under the Revolving Loan Documents not organized under the laws of any state of the United States or the District of Columbia, including, without limitation, the “Canadian Credit Parties” (as defined in the Revolving Credit Agreement).
“Excluded Holdings Collateral” means (a) all assets and property owned by Holdings and subject to the Revolving Loan Documents and (b) all “Collateral” (as defined in the US Revolving Pledge Agreement) of Holdings.

“Exercise any Secured Creditor Remedies” or “Exercise of Secured Creditor Remedies” means (a) the taking of any action to enforce any Lien in respect of, exercise any right, remedy or power with respect to, or otherwise take any action to enforce its interest in or realize upon, or take any other action available to it in respect of, the Collateral, including the institution of any judicial or nonjudicial foreclosure proceedings or having or seeking to have a trustee, receiver, liquidator or similar official appointed for or over the Collateral or taking any action to take possession of the Collateral, the noticing of any public or private sale or other Disposition pursuant to Article 9 of the UCC or any diligently pursued in good faith attempt to vacate or obtain relief from a stay or other injunction restricting any other action described in this definition, (b) the exercise of any right or remedy provided to a secured creditor under the Revolving Loan Documents or the Notes Documents (including, in either case, any delivery of any notice to otherwise seek to obtain payment directly from any account debtor of any Grantor or the taking of any action or the exercise of any right or remedy in respect of the setoff or recoupment against the Collateral or proceeds of Collateral), under applicable law, at equity, in an Insolvency Proceeding or otherwise, including credit bidding or otherwise the acceptance of Collateral in full or partial satisfaction of a Lien, (c) the sale, assignment, transfer, lease, license, or other Disposition of all or any portion of the Collateral, by private or public sale or any other means, (d) the solicitation of bids from third parties to conduct the liquidation of all or a material portion of Collateral to the extent undertaken and being diligently pursued in good faith to consummate the Disposition of such Collateral within a commercially reasonable time, (e) the engagement or retention of sales brokers, marketing agents, investment bankers, accountants, appraisers, auctioneers, or other third parties for the purposes of valuing, marketing, or Disposing of, all or a material portion of the Collateral to the extent undertaken and being diligently pursued in good faith to consummate the Disposition of such Collateral within a commercially reasonable time, (f) the exercise of any other enforcement right relating to the Collateral (including the exercise of any voting rights relating to any capital stock composing a portion of the Collateral or seeking relief from the automatic stay) whether under the Revolving Loan Documents, the Notes Documents, under applicable law of any jurisdiction, in equity, in an Insolvency Proceeding, or otherwise, or (g) the pursuit of Default Dispositions relative to all or a material portion of the Collateral to the extent undertaken and being diligently pursued in good faith to consummate the Disposition of such Collateral within a commercially reasonable time but in all cases excluding (i) the establishment of borrowing base reserves, collateral ineligibles, or other conditions for advances, (ii) the changing of advance rates or advance sublimits, (iii) the imposition of a default rate or late fee, (iv) the collection and application of accounts or other monies deposited from time to time in deposit accounts or securities accounts, in each case, to the extent constituting Revolving Priority Collateral, against the Revolving Obligations pursuant to the provisions of the Revolving Loan Documents (including, without limitation, the notification of account debtors, depositary institutions or any other Person to deliver proceeds of Collateral to the Revolving Collateral Agent), (v) the cessation of lending pursuant to the provisions of the Revolving Loan Documents, including upon the occurrence of a default on the existence of an overadvance, (vi) the filing of a proof of claim in any Insolvency, (vii) the consent by the Revolving Collateral Agent to disposition by any Grantor of any of the Revolving Priority Collateral (other than in connection with liquidation of the Revolving Priority Collateral at the request of the Revolving Collateral Agent), and (viii) the acceleration of the Notes Obligations or the Revolving Obligations.
“Finance Sub” has the meaning set forth in the recitals to this Agreement.
“Governmental Authority” means the government of the United States of America or any other nation, any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank, or other entity exercising executive, legislative, judicial, taxing, regulatory, or administrative powers or functions of or pertaining to government.
“Grantors” means the US Revolving Grantors, the US Revolving Pledgors, the Notes Grantors, the Notes Pledgors and each other person (other than the Excluded Foreign Grantors) that may from time to time execute and deliver a Revolving Collateral Document or a Notes Collateral Document as a “debtor,” “grantor,” or “pledgor” (or the equivalent thereof); provided that Holdings is a “Grantor” solely with respect to the Revolving Collateral Documents and not with respect to the Notes Collateral Documents.
“Holdings” has the meaning set forth in the recitals to this Agreement.
“Indenture” has the meaning set forth in the recitals to this Agreement.

“Insolvency Proceeding” means:
(a) any voluntary or involuntary case or proceeding under any Bankruptcy Law with respect to any Grantor;
(b) any other voluntary or involuntary insolvency or bankruptcy case or proceeding, or any receivership, liquidation or other similar case or proceeding with respect to any Grantor or with respect to a material portion of its assets;
(c) any liquidation, dissolution, or winding up of any Grantor (other than as permitted by the Notes Documents and the Revolving Loan Documents) whether voluntary or involuntary and whether or not involving insolvency or bankruptcy; or
(d) any assignment for the benefit of creditors or any other marshaling of assets for creditors of any Grantor or other similar arrangement in respect of such Grantor’s creditors generally.
“Intellectual Property” means the “Intellectual Property” as that term is defined in the Notes Security Agreement as in effect on the date hereof.
“Letters of Credit” means the “Letters of Credit,” as that term is defined in the Revolving Credit Agreement.
“Lien” means any lien, mortgage, pledge, assignment, security interest, charge, or encumbrance of any kind (including any agreement to give any of the foregoing, any conditional sale or other title retention agreement, and any lease in the nature thereof) and any option, trust, or other preferential arrangement having the practical effect of any of the foregoing.
“Mortgage” means each mortgage, deed of trust or deed to secure debt pursuant to which a Grantor grants to the (a) Revolving Collateral Agent, for the benefit of the Revolving Claimholders, Liens upon the real estate Collateral owned by such Grantor, as security for the Revolving Obligations or (b) Notes Collateral Agent, for the benefit of the Notes Claimholders, Liens upon the real estate Collateral owned by such Grantor, as security for the Notes Obligations.
“Notes Claimholders” means holders of Notes, the Trustee, the Notes Collateral Agent and any holders of, or trustees, collateral agents or other representatives with respect to, Other Pari Passu Lien Obligations.
“Notes Collateral Agent” has the meaning set forth in the preamble to this Agreement.
“Notes Collateral” means any and all of the assets and property of any Grantor, whether real, personal or mixed, with respect to which a Lien is granted as security for any Notes Obligations. For the avoidance of doubt, the Notes Collateral shall not include any Excluded Foreign Collateral or Excluded Holdings Collateral.
“Notes Collateral Documents” means the Notes Security Agreement, the Notes Pledge Agreement and any other agreement pursuant to which a Lien is granted securing any Notes Obligations or under which rights or remedies with respect to such Liens are governed.
“Notes Default” means any “Event of Default,” as such term is defined in the Indenture, or any event of default under any other Notes Document.
“Notes Documents” means the Indenture, the Notes and the Notes Collateral Documents.
“Notes Grantors” has the meaning set forth in the recitals to this Agreement.
“Notes Guarantor” has the meaning set forth in the recitals to this Agreement.

“Notes Obligations” means all obligations and all amounts owing, due, or secured under the Notes Documents, and all Other Pari Passu Lien Obligations, whether now existing or arising hereafter, including all principal, premium, interest, fees, attorneys fees, costs, charges, expenses, reimbursement obligations, indemnities, guarantees, and all other amounts payable under or secured by any Notes Document or Other Pari Passu Lien Obligations Agreement (including, in each case, all amounts accruing on or after the commencement of any Insolvency Proceeding relating to AMLLC).
“Notes Pledge Agreement” has the meaning set forth in the recitals to this Agreement.
“Notes Pledged Shares” means the “Pledged Shares” as defined in the Notes Pledge Agreement.
“Notes Pledgors” has the meaning set forth in the recitals to this Agreement.
“Notes Priority Collateral” means all now owned or hereafter acquired Notes Collateral that constitutes:
(i) all Notes Pledged Shares;
(ii) all equipment;
(iii) all Intellectual Property;
(iv) all Pledged Debt (as defined in the Notes Pledge Agreement);
(v) all Real Estate Assets;
(vi) all general intangibles, instruments, books and records and supporting obligations related to the foregoing and proceeds of the foregoing (except to the extent any of the foregoing constitute Revolving Priority Collateral; and
(viii) all other goods (including but not limited to fixtures) and assets of each Notes Grantor not constituting Revolving Priority Collateral, Excluded Foreign Collateral or Excluded Holdings Collateral, whether tangible or intangible and wherever located.
Notwithstanding the foregoing, the Notes Priority Collateral shall not include any Excluded Foreign Collateral or Excluded Holdings Collateral.
“Notes Security Agreement” has the meaning set forth in the recitals to this Agreement.
“Obligations” shall mean, as applicable, (a) all Revolving Obligations and (b) all Notes Obligations.
“Other Pari Passu Lien Obligations” means indebtedness or other obligations of AMLLC, Finance Sub or the Notes Guarantors issued following the date of this Agreement to the extent (a) such indebtedness is not prohibited by the terms of the Revolving Credit Agreement, the Indenture and each then extant Other Pari Passu Lien Obligations Agreement from being secured by Liens on the Notes Collateral ranking pari passu with the Liens securing the Notes, (b) the Notes Grantors and Notes Pledgors have granted Liens, consistent with clause (a), on the Notes Collateral to secure the obligations in respect of such indebtedness, (c) such indebtedness or other obligations constitute “Other Pari Passu Lien Obligations” as defined in the Indenture, and (d) the Other Pari Passu Lien Obligations Agent, for the holders of such indebtedness has entered into a joinder agreement on behalf of the holders under such agreement acknowledging that such holders shall be bound by the terms hereof applicable to Notes Claimholders.
“Other Pari Passu Lien Obligations Agent” means the Person appointed to act as trustee, agent or representative for the holders of Other Pari Passu Lien Obligations pursuant to any Other Pari Passu Lien Obligations Agreement.
“Other Pari Passu Lien Obligations Agreement” means the indenture, credit agreement or other agreement under which any Other Pari Passu Lien Obligations are incurred.

“Person” means any natural person, corporation, trust, business trust, joint venture, joint stock company, association, company, limited liability company, partnership, Governmental Authority, or other entity.
“Pledged Collateral” has the meaning set forth in Section 5.4(a).
“Priority Collateral” with respect to the Revolving Claimholders, all Revolving Priority Collateral, and with respect to the Notes Claimholders, all Notes Priority Collateral.
“Real Estate Asset” means, at any time of determination, any fee interest of AMLLC, Finance Sub or any Notes Guarantor; in owned real property; provided that such asset has a fair market value in excess of $5.0 million.
“Recovery” has the meaning set forth in Section 6.7.
“Refinance” means, in respect of any indebtedness, to refinance, modify, extend, renew, defease, supplement, restructure, replace, refund or repay, or to issue other indebtedness in exchange or replacement for such indebtedness, in whole or in part, whether with the same or different lenders, arrangers and/or agents. “Refinanced” and “Refinancing” shall have correlative meanings.
“Revolving Borrower” and “Revolving Borrowers” have the meanings set forth in the recitals to this Agreement.
“Revolving Claimholders” means, at any relevant time, the holders of Revolving Obligations at that time, including Revolving Lenders, Letter of Credit Issuers (as defined in the Revolving Credit Agreement), Cash Management Banks (as defined in the Revolving Credit Agreement), Hedge Banks (as defined in the Revolving Credit Agreement) and the Agents (as defined in the Revolving Credit Agreement) and any lender, or duly appointed trustee or collateral agent or other duly appointed agent with respect to any Revolving Obligations described in clause (ii) of the definition thereof.
“Revolving Collateral” means all of the assets and property of any Grantor, whether real, personal or mixed, with respect to which a Lien is granted as security for any Revolving Obligations (but excluding, for purposes hereof, all Excluded Foreign Collateral and Excluded Holdings Collateral).
“Revolving Collateral Agent” has the meaning set forth in the preamble to this Agreement.
“Revolving Collateral Documents” means the US Revolving Security Agreement, the US Revolving Pledge Agreement and any other agreement, document, or instrument pursuant to which a Lien is granted securing any Revolving Obligation or under which rights or remedies with respect to such Liens are governed.
“Revolving Credit Agreement” has the meaning set forth in the recitals to this Agreement.
“Revolving Default” means any “Event of Default”, as such term is defined in the Revolving Credit Agreement, or any event of default under any other Revolving Loan Document.
“Revolving Lenders” means the “Lenders” as defined in the Revolving Credit Agreement and any lenders with respect to any Revolving Obligations described in clause (ii) of the definition thereof.
“Revolving Loan Documents” means the Revolving Credit Agreement, the Revolving Collateral Documents and each of the other Credit Documents (as defined in the Revolving Credit Agreement) and any agreements under which any Revolving Obligations described in clause (ii) of the definition thereof are incurred.
“Revolving Obligations” means (i) the “Obligations” as that term is defined in the Revolving Credit Agreement and (ii) any other “Lenders Debt” as defined in the Indenture) (including, in each case, all amounts accruing on or after the commencement of any Insolvency Proceeding relating to any Grantor and all amounts that would have accrued or become due under the terms of the Revolving Loan Documents but for the effect of the Insolvency Proceeding and irrespective of whether a claim for all or any portion of such amounts is allowable or allowed in such Insolvency Proceeding).

“Revolving Priority Collateral” means all now owned or hereafter acquired Revolving Collateral that constitutes:
(i) all Accounts (except to the extent such accounts constitute proceeds of the Notes Priority Collateral);
(ii) all Instruments, Chattel Paper and other contracts, in each case, evidencing or substituted for any Accounts described in clause (i);
(iii) all Deposit Accounts and Securities Accounts into which any proceeds of Accounts or Inventory are deposited (including all cash and other funds or other property held in or on deposit therein, except to the extent constituting identifiable proceeds of the Notes Priority Collateral or constituting Excluded Accounts (as defined in the US Revolving Security Agreement));
(iv) all documents of title for any Inventory;
(v) all tax refunds;
(vi) all Inventory;
(vii) all guarantees, letters of credit, Letter -of -Credit Rights, security and other credit enhancement, in each case, for the Accounts;
(viii) all commercial tort claims and general intangibles (other than Intellectual Property) to the extent relating to any Accounts or Inventory;
(ix) all books and records pertaining to the foregoing; and
(x) all substitutions, replacements, accessions, products or proceeds (including, without limitation, insurance proceeds) of any of the forgoing.
“Subsidiary” of a person means a corporation, partnership, limited liability company, or other entity in which that person directly or indirectly owns or controls at least 50% of the shares of capital stock having ordinary voting power to vote in the election of directors (or appoint other comparable managers) of such corporation, partnership, limited liability company, or other entity.
“UCC” means the Uniform Commercial Code (or any similar or equivalent legislation) as in effect in any applicable jurisdiction.
“US Revolving Grantors” has the meaning set forth in the recitals to this Agreement.
“US Revolving Pledge Agreement” has the meaning set forth in the recitals to this Agreement.
“US Revolving Pledgors” has the meaning set forth in the recitals to this Agreement.
“US Revolving Security Agreement” has the meaning set forth in the recitals to this Agreement.

“Use Period” means the period commencing on the date that the Revolving Collateral Agent (or any Revolving Claimholder acting with the consent of the Revolving Collateral Agent) commences the Exercise of Secured Creditor Remedies in connection with any Revolving Priority Collateral in a manner as provided in Section 3.8 (having theretofore furnished the Notes Collateral Agent with an Enforcement Notice) and ending on the earlier to occur of (i) 180 days thereafter and (ii) the Discharge of Revolving Obligations. If any stay or other order that prohibits any of the Revolving Collateral Agent or the other Revolving Claimholders from commencing and continuing to Exercise any Secured Creditor Remedies or to liquidate and sell the Revolving Priority Collateral has occurred by operation of law or has been entered by a court of competent jurisdiction, such 180-day period shall be tolled during the pendency of any such stay or other order and the Use Period shall be so extended and upon lifting of the automatic stay, if there are fewer than 90 days remaining in such 180 day period, than such 180 day period shall be extended so that the Revolving Collateral Agent and the Revolving Claimholders have 90 days upon lifting of the automatic stay.
1.3 Construction. The definitions of terms in this Agreement shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine, and neuter forms. The words “include,” “includes,” and “including” shall be deemed to be followed by the phrase “without limitation.” The word “will” shall be construed to have the same meaning and effect as the word “shall.” The term “or” shall be construed to have, except where otherwise indicated, the inclusive meaning represented by the phrase “and/or.” Unless the context requires otherwise:
(a) except as otherwise provided herein, any definition of or reference to any agreement, instrument, or other document herein shall be construed as referring to such agreement, instrument, or other document as from time to time amended, restated, supplemented, modified, renewed, extended, Refinanced, refunded, or replaced;
(b) any reference to any agreement, instrument, or other document herein “as in effect on the date hereof” shall be construed as referring to such agreement, instrument, or other document without giving effect to any amendment, restatement, supplement, modification, or Refinance after the date hereof;
(c) any definition of or reference to Revolving Obligations or Notes Obligations herein shall be construed as referring to the Revolving Obligations or Notes Obligations (as applicable) as from time to time amended, restated, supplemented, modified, renewed, extended, Refinanced, refunded, or replaced;
(d) any reference herein to any person shall be construed to include such person’s successors and assigns;
(e) the words “herein,” “hereof,” and “hereunder,” and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof;
(f) all references herein to Sections shall be construed to refer to Sections of this Agreement; and
(g) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts, and contract rights.
SECTION 2. Lien Priorities.
2.1 Relative Priorities. Notwithstanding the date, time, method, manner, or order of grant, attachment, or perfection of any Liens securing (or purportedly securing) the Revolving Obligations with respect to the Collateral or of any Liens securing (or purportedly securing) the Notes Obligations with respect to the Collateral (including, in each case, irrespective of whether any such Lien is granted (or secures Obligations relating to the period) before or after the commencement of any Insolvency Proceeding) and notwithstanding any contrary provision of the UCC or any other applicable law or the Revolving Loan Documents or the Notes Documents, as applicable, or any defect or deficiencies in, or failure to attach or perfect, the Liens securing (or purportedly securing) any of the Obligations, or any other circumstance whatsoever, the Notes Collateral Agent and the Revolving Collateral Agent hereby agree that:
(a) any Lien with respect to the Revolving Priority Collateral securing any Revolving Obligations now or hereafter held by or on behalf of, or created for the benefit of, Revolving Collateral Agent or any Revolving Claimholders or any agent or trustee therefor, regardless of how or when acquired, whether by grant, possession, statute, operation of law, subrogation or otherwise, shall be senior in all respects and prior to any Lien with respect to the Revolving Priority Collateral securing any Notes Obligations;

(b) any Lien with respect to the Notes Priority Collateral securing any Notes Obligations now or hereafter held by or on behalf of, or created for the benefit of, Notes Collateral Agent or any Notes Claimholders or any agent or trustee therefor, regardless of how or when acquired, whether by grant, possession, statute, operation of law, subrogation or otherwise, shall be senior in all respects and prior to any Lien with respect to the Notes Priority Collateral securing any Revolving Obligations;
(c) any Lien with respect to the Revolving Priority Collateral securing any Notes Obligations now or hereafter held by or on behalf of, or created for the benefit of, Notes Collateral Agent, any Notes Claimholders or any agent or trustee therefor, regardless of how or when acquired, whether by grant, possession, statute, operation of law, subrogation or otherwise, shall be junior and subordinate in all respects to all Liens with respect to the Revolving Priority Collateral securing any Revolving Obligations; and
(d) any Lien with respect to the Notes Priority Collateral securing any Revolving Obligations now or hereafter held by or on behalf of, or created for the benefit of, Revolving Collateral Agent, any Revolving Claimholders or any agent or trustee therefor, regardless of how or when acquired, whether by grant, possession, statute, operation of law, subrogation or otherwise, shall be junior and subordinate in all respects to all Liens with respect to the Notes Priority Collateral securing any Notes Obligations.
The subordination of Liens provided for in this Agreement shall continue to be effective with respect to any part of the Collateral from and after the date hereof whether such Liens are declared, or ruled to be, invalid, unenforceable, void or not allowed by a court of competent jurisdiction, as a result of any action taken by the Notes Collateral Agent or the Revolving Collateral Agent, as applicable, or any failure by such person to take any action, with respect to any financing statement (including any amendment to or continuation thereof), mortgage or other perfection document.
2.2 Prohibition on Contesting Liens. Each of Notes Collateral Agent, for itself and on behalf of each Notes Claimholder, and Revolving Collateral Agent, for itself and on behalf of each Revolving Claimholder, agrees that it will not (and hereby waives any right to), directly or indirectly, contest, or support any other person in contesting, in any proceeding (including any Insolvency Proceeding): (a) the priority, validity, attachment, perfection or enforceability of a Lien in the Collateral, held by or on behalf of Revolving Collateral Agent or any other Revolving Claimholders or by or on behalf of the Notes Collateral Agent or any other Notes Claimholders, (b) the priority, validity, perfection, or enforceability of any Obligations, including the allowability or priority of any Obligations in any Insolvency Proceeding, or (c) the priorities, rights or duties established by, or other provisions of this Agreement; provided, however that nothing in this Agreement shall be construed to prevent or impair the rights of Revolving Collateral Agent, any Revolving Claimholder, Notes Collateral Agent or any Notes Claimholder to enforce the terms of this Agreement, including the provisions of this Agreement relating to the priority of the Liens in the Collateral securing the Revolving Obligations and the Notes Obligations, as applicable, as provided in Section 3.
2.3 New Liens. During the term of this Agreement, whether or not any Insolvency Proceeding has been commenced by or against any Grantor, the parties hereto agree, subject to Section 6, that no Grantor shall:
(a) grant or suffer to exist any Liens on any asset to secure any Notes Obligation unless such Grantor also offers to grant, and, at the option of the Revolving Collateral Agent, grants a Lien on such asset to secure the Revolving Obligations concurrently with the grant of a Lien thereon in favor of Notes Collateral Agent in accordance with the priorities set forth in this Agreement; or
(b) grant or suffer to exist any Liens on any asset (other than Excluded Foreign Collateral and Excluded Holdings Collateral) to secure any Revolving Obligations unless such Grantor grants, a Lien on such asset to secure the Notes Obligations concurrently with the grant of a Lien thereon in favor of Revolving Collateral Agent in accordance with the priorities set forth in this Agreement.

To the extent that the foregoing provisions are not complied with for any reason, without limiting any other rights and remedies available to Revolving Collateral Agent or Revolving Claimholders, the Notes Collateral Agent, on behalf of the Notes Claimholders, agrees that any amounts received by or distributed to any of them pursuant to or as a result of Liens granted in contravention of this Section 2.3 shall be subject to Section 4.2, and without limiting any other rights and remedies available to Notes Collateral Agent or Notes Claimholders, the Revolving Collateral Agent, on behalf of the Revolving Claimholders, agrees that any amounts received by or distributed to any of them pursuant to or as a result of Liens granted in contravention of this Section 2.3 shall be subject to Section 4.2.
2.4 Cooperation in Designating Collateral. In furtherance of Section 9.8, the parties hereto agree to and the Grantors shall, in each case subject to the other provisions of this Agreement upon request by Revolving Collateral Agent or Notes Collateral Agent, cooperate in good faith (and direct their counsel to cooperate in good faith) from time to time in order to determine the specific items included in the Revolving Priority Collateral and the Notes Priority Collateral and the steps taken or to be taken to perfect their respective Liens thereon and the identity of the respective parties obligated under the Revolving Loan Documents and the Notes Documents.
SECTION 3. Exercise of Remedies.
3.1 Exercise of Remedies by Notes Collateral Agent. Until the Discharge of Revolving Obligations has occurred, whether or not any Insolvency Proceeding has been commenced by or against any Grantor, Notes Collateral Agent and Notes Claimholders:
(a) will not exercise or seek to exercise any rights or remedies with respect to any Revolving Priority Collateral (including any Exercise of Secured Creditor Remedies with respect to any Revolving Priority Collateral);
(b) subject to Section 3.4 and Section 3.7, will not directly or indirectly contest, protest, or object to or hinder any Exercise of Secured Creditor Remedies by Revolving Collateral Agent or any Revolving Claimholder with respect to any Revolving Priority Collateral and have no right to direct Revolving Collateral Agent to Exercise any Secured Creditor Remedies with respect to any Revolving Priority Collateral or take any other action under the Revolving Loan Documents with respect to any Revolving Priority Collateral;
(c) will not object to (and waive any and all claims with respect to) the forbearance by Revolving Collateral Agent or Revolving Claimholders from Exercising any Secured Creditor Remedies with respect to any Revolving Priority Collateral;
(d) will not take or cause to be taken any action the purpose or effect of which is, or could be, to make any Lien that the Notes Claimholders have on Revolving Priority Collateral equal with, or to give the Notes Claimholders any preference or priority relative to, any Lien that the Revolving Claimholders have with respect to such Revolving Priority Collateral;
(e) will have no right to (i) direct the Revolving Collateral Agent or any Revolving Claimholder to exercise any right, remedy or power with respect to such Revolving Priority Collateral or (ii) consent to the exercise by the Revolving Collateral Agent or any Revolving Claimholder of any right, remedy or power with respect to such Revolving Priority Collateral; and
(f) will not attempt, directly or indirectly, whether by judicial proceedings or otherwise, to challenge the enforceability of any provision of this Agreement.

3.2 Exercise of Remedies by Revolving Collateral Agent. Until the Discharge of Notes Obligations has occurred, whether or not any Insolvency Proceeding has been commenced by or against any Grantor, Revolving Collateral Agent and Revolving Claimholders:
(a) will not exercise or seek to exercise any rights or remedies with respect to any Notes Priority Collateral (including any Exercise of Secured Creditor Remedies with respect to any Notes Priority Collateral);
(b) subject to Section 3.4 and Section 3.7, will not directly or indirectly contest, protest, or object to or hinder any Exercise of Secured Creditor Remedies by Notes Collateral Agent or any Notes Claimholder with respect to any Notes Priority Collateral and has no right to direct Notes Collateral Agent to Exercise any Secured Creditor Remedies with respect to any Notes Priority Collateral or take any other action under the Notes Documents with respect to any Notes Priority Collateral;
(c) will not object to (and waives any and all claims with respect to) the forbearance by Notes Collateral Agent or any Notes Claimholder from Exercising any Secured Creditor Remedies with respect to any Notes Priority Collateral;
(d) will not take or cause to be taken any action the purpose or effect of which is, or could be, to make any Lien that the Revolving Claimholders have on Notes Priority Collateral equal with, or to give the Revolving Claimholders any preference or priority relative to, any Lien that the Notes Claimholders have with respect to such Notes Priority Collateral;
(e) will have no right to (i) direct the Notes Collateral Agent or any Notes Claimholder to exercise any right, remedy or power with respect to such Notes Priority Collateral or (ii) consent to the exercise by the Notes Collateral Agent or any Notes Claimholder of any right, remedy or power with respect to such Notes Priority Collateral; and
(f) will not attempt, directly or indirectly, whether by judicial proceedings or otherwise, to challenge the enforceability of any provision of this Agreement.
3.3 Exclusive Enforcement Rights. (a) Until the Discharge of Revolving Obligations has occurred, whether or not any Insolvency Proceeding has been commenced by or against any Grantor, the Revolving Collateral Agent shall have the exclusive right to Exercise any Secured Creditor Remedies with respect to the Revolving Priority Collateral without any consultation with or the consent of Notes Collateral Agent or any Notes Claimholder and (b) until the Discharge of Notes Obligations has occurred, whether or not any Insolvency Proceeding has been commenced by or against any Grantor, Notes Collateral Agent shall have the exclusive right to Exercise any Secured Creditor Remedies with respect to the Notes Priority Collateral without any consultation with or the consent of the Revolving Collateral Agent or any Revolving Claimholder. In connection with any Exercise of Secured Creditor Remedies, each of Notes Collateral Agent, the Notes Claimholders, Revolving Collateral Agent and the Revolving Claimholders may enforce the provisions of the Notes Collateral Documents or Revolving Collateral Documents, as applicable, and exercise rights, powers and remedies thereunder, all in such order and in such manner as they may determine in the exercise of their sole discretion. Such exercise and enforcement shall include the rights of an agent appointed by them to Dispose of its Collateral, to incur expenses in connection with such Disposition, and to exercise all the rights and remedies of a secured creditor under applicable law.
3.4 Claimholders Permitted Actions. Anything to the contrary in Sections 3.1 and 3.2 notwithstanding, each of the Notes Collateral Agent and the Revolving Collateral Agent may:
(a) if an Insolvency Proceeding has been commenced by or against any Grantor, file a proof of claim or statement of interest with respect to its Collateral or otherwise with respect to the Notes Obligations or the Revolving Obligations, as the case may be, or otherwise file any pleadings, objections, motions or agreements which assert rights or interests available to unsecured creditors of such Grantor arising under any Insolvency Proceeding or applicable non-bankruptcy law, in each case not inconsistent with the terms of this Agreement or applicable law (including the Bankruptcy Code or other comparable laws of any applicable jurisdiction);

(b) take any action (not adverse to the priority status of the Liens on the Collateral of the other, or the rights of the other or any Claimholders to Exercise any Secured Creditor Remedies) in order to create, perfect, preserve or protect (but not enforce) its Lien in and to its Collateral;
(c) file any necessary responsive or defensive pleadings in opposition to any motion, claim, adversary proceeding, or other pleading made by any person objecting to or otherwise seeking the disallowance or subordination of its claims or its Claimholders or the avoidance of its Liens;
(d) make any arguments and motions that are, in each case, in accordance with, the terms of this Agreement;
(e) join (but not exercise any control with respect to) any judicial foreclosure proceeding or other judicial lien enforcement proceeding with respect to the Priority Collateral of the other party initiated by such other party to the extent that any such action could not reasonably be expected, in any material respect, to restrain, hinder, limit, delay or otherwise interfere with the Exercise of Secured Creditor Remedies by such other party (it being understood that, (a) with respect to Revolving Priority Collateral, neither Notes Collateral Agent nor any Notes Claimholder shall be entitled to receive any proceeds thereof unless otherwise expressly permitted herein and (b) with respect to Notes Priority Collateral, neither Revolving Collateral Agent nor any Revolving Claimholder shall be entitled to receive any proceeds thereof unless otherwise expressly permitted herein); and
(f) take any action described in clauses (i) through (viii) of the definition of Exercise of Secured Creditor Remedies.
Anything to the contrary in Sections 3.1 and 3.2 notwithstanding, each Notes Claimholder and each Revolving Claimholder may vote on any plan of reorganization.
Except as expressly set forth in this Agreement, each Notes Claimholder and each Revolving Claimholder shall have any and all rights and remedies it may have as a creditor under any applicable law, including the right to the Exercise of Secured Creditor Remedies; provided, however, that the Exercise of Secured Creditor Remedies with respect to the Collateral (and any judgment Lien obtained in connection therewith) shall be subject to the Lien priorities set forth herein and to the provisions of this Agreement. Subject to Section 3.7, the Revolving Collateral Agent may enforce the provisions of the Revolving Loan Documents, the Notes Collateral Agent may enforce the provisions of the Notes Documents and each may Exercise any Secured Creditor Remedies, all in such order and in such manner as each may determine in the exercise of its sole discretion, consistent with the terms of this Agreement and mandatory provisions of applicable law; provided, however, that each of the Revolving Collateral Agent and the Notes Collateral Agent agrees to provide to the other (x) an Enforcement Notice prior to its Exercise of Secured Creditor Remedies and (y) copies of any notices that it is required under applicable law to deliver to any Grantor; provided further, however, that the Revolving Collateral Agent’s failure to provide copies of any such notices to the Notes Collateral Agent shall not impair any of the Revolving Collateral Agent’s rights hereunder or under any of the Revolving Loan Documents and the Notes Collateral Agent’s failure to provide copies of any such notices to the Revolving Collateral Agent shall not impair any of the Notes Collateral Agent’s rights hereunder or under any of the Notes Documents. Each of the Notes Collateral Agent, each Notes Claimholder, the Revolving Collateral Agent and each Revolving Claimholder agrees that it will not institute any suit or other proceeding or assert in any suit, Insolvency Proceeding or other proceeding any claim, in the case of the Notes Collateral Agent and each Notes Claimholder, against either the Revolving Collateral Agent or any other Revolving Claimholder, and in the case of the Revolving Collateral Agent and each other Revolving Claimholder, against either the Notes Collateral Agent or any other Notes Claimholder, seeking damages from or other relief by way of specific performance, instructions or otherwise, with respect to, any action taken or omitted to be taken by such person with respect to the Collateral which is consistent with the terms of this Agreement, and none of such parties shall be liable for any such action taken or omitted to be taken.

3.5 Retention of Proceeds.
(a) Notes Collateral Agent agrees that prior to the Discharge of the Revolving Obligations, Notes Claimholders will only be entitled to retain proceeds of Notes Priority Collateral in connection with an Exercise of Secured Creditor Remedies that are not prohibited under Section 3.1 above. Notes Claimholders shall not be permitted to retain any proceeds of Revolving Priority Collateral in connection with any Exercise of Secured Creditor Remedies in any circumstance unless and until the Discharge of the Revolving Obligations has occurred, and any such proceeds received or retained in any other circumstance will be subject to Section 4.2.
(b) Revolving Collateral Agent agrees that prior to the Discharge of the Notes Obligations, Revolving Claimholders will only be entitled to retain proceeds of Revolving Priority Collateral in connection with an Exercise of Secured Creditor Remedies that are not prohibited under Section 3.2 above. Revolving Claimholders shall not be permitted to retain any proceeds of Notes Priority Collateral in connection with any Exercise of Secured Creditor Remedies in any circumstance unless and until the Discharge of the Notes Obligations has occurred, and any such proceeds received or retained in any other circumstance will be subject to Section 4.2.
(c) Notwithstanding anything contained in this Agreement to the contrary, in the event of any Disposition or series of related Dispositions that includes Revolving Priority Collateral and Notes Priority Collateral where the aggregate sales price is not allocated between the Revolving Priority Collateral and Notes Priority Collateral being sold (including in connection with or as a result of the sale of the capital stock of a Grantor), then solely for purposes of this Agreement, the allocation of proceeds of such Disposition to the Revolving Priority Collateral shall be based upon, in the case of (i) any Revolving Priority Collateral consisting of inventory, at book value as assessed on the date of such Disposition, (ii) any Revolving Priority Collateral consisting of accounts receivable, at book value as assessed on the date of such Disposition and (iii) all other Revolving Priority Collateral and Notes Priority Collateral, at fair market value of such Revolving Priority Collateral and Notes Priority Collateral sold, as determined by AMLLC in its reasonable judgment or, if the aggregate amount of such other Revolving Priority Collateral and Notes Priority Collateral sold is greater than $20,000,000, an independent appraiser.
3.6 Non-Interference. Subject to Sections 3.1, 3.2, 3.3, 3.4, and 6.5(b), each of Notes Collateral Agent, for itself and on behalf of the Notes Claimholders, and the Revolving Collateral Agent, for itself and on behalf of the Revolving Claimholders, hereby:
(a) subject to Section 3.7, agrees that it will not, directly or indirectly, take any action that would restrain, hinder, limit, delay, or otherwise interfere with any Exercise of Secured Creditor Remedies by the other with respect to such other party’s Priority Collateral, or that is otherwise prohibited hereunder, including any Disposition of such other person’s Priority Collateral, whether by foreclosure or otherwise; and
(b) subject to Section 3.7, waives any and all rights it or its Claimholders may have as a junior lien creditor or otherwise to object to the manner in which such other party seeks to enforce or collect such other party’s respective Obligations or the Liens securing such Obligations granted in any of such other party’s Priority Collateral, regardless of whether any action or failure to act by or on behalf of such other person is adverse to the interest of it or its Claimholder.
3.7 Commercially Reasonable Dispositions. The Notes Collateral Agent, for itself and on behalf of the Notes Claimholders, hereby irrevocably, absolutely, and unconditionally waives any right to object (and seek or be awarded any relief of any nature whatsoever based on any such objection), at any time prior or subsequent to any disposition of any of the Revolving Priority Collateral, on the ground(s) that any such disposition of Revolving Priority Collateral (a) would not be or was not “commercially reasonable” within the meaning of any applicable UCC and/or (b) would not or did not comply with any other requirement under any applicable UCC or under any other applicable law governing the manner in which a secured creditor (including one with a Lien on real property) is to realize on its collateral. The Revolving Collateral Agent, for itself and on behalf of the Revolving Claimholders, hereby irrevocably, absolutely and unconditionally waives any right to object (and seek or be awarded any relief of any nature whatsoever based on any such objection), at any time prior to or subsequent to any disposition of any Notes Priority Collateral, on the ground(s) that any such disposition of Notes Priority Collateral (a) would not be or was not “commercially reasonable” within the meaning of any applicable UCC and/or (b) would not or did not comply with any other requirement under any applicable UCC or under any other applicable law governing the manner in which a secured creditor (including one with a Lien on real property) is to realize on its collateral.

3.8 Inspection and Access Rights.
(a) If the Notes Collateral Agent, or any agent or representative of the Notes Collateral Agent, or any receiver, shall, after any Notes Default, obtain possession or physical control of any of the real properties subject to a Mortgage, the Notes Collateral Agent shall promptly notify the Revolving Collateral Agent in writing of that fact, and the Revolving Collateral Agent shall, within fifteen (15) Business Days thereafter, notify the Notes Collateral Agent in writing as to whether the Revolving Collateral Agent desires to exercise access rights under this Section 3.8. In addition, if the Revolving Collateral Agent, or any agent or representative or the Revolving Collateral Agent, or any receiver, shall obtain possession or physical control of any of the real properties subject to a Mortgage or any of the tangible Notes Priority Collateral located on any premises other than real properties subject to a Mortgage or control over any intangible Notes Priority Collateral, following the delivery to the Notes Collateral Agent of an Enforcement Notice, then the Revolving Collateral Agent shall promptly notify the Notes Collateral Agent in writing that the Revolving Collateral Agent is exercising its access rights under this Agreement and its rights under Section 3.9 under either circumstance. Upon delivery of such notice by the Revolving Collateral Agent to the Notes Collateral Agent, the parties shall confer in good faith to coordinate with respect to the Revolving Collateral Agent’s exercise of such access rights. Consistent with the definition of “Use Period,” access rights may apply to differing parcels of real properties subject to a Mortgage at differing times, in which case, a differing Use Period will apply to each such property.
(b) Without limiting any rights the Revolving Collateral Agent or any other Revolving Claimholder may otherwise have under applicable law or by agreement and whether or not the Notes Collateral Agent or any other Notes Claimholder has commenced and is continuing to Exercise any Secured Creditor Remedies of the Notes Collateral Agent, the Revolving Collateral Agent or any other Person (including any Revolving Claimholder) acting with the consent, or on behalf, of the Revolving Collateral Agent, shall have the right during the Use Period, (a) during normal business hours on any Business Day, to access Revolving Priority Collateral that (i) is stored or located in or on, (ii) has become an accession with respect to (within the meaning of Section 9-335 of the UCC), or (iii) has been commingled with (within the meaning of Section 9-336 of the UCC), Notes Priority Collateral, and (b) access the Notes Priority Collateral (including, without limitation, equipment, fixtures, Intellectual Property, general intangibles and real property and equipment, processors, computers and other machinery related to the storage or processing of records, documents or files), each of the foregoing in order to assemble, inspect, copy or download information stored on, take actions to perfect its Lien on, complete a production run of Inventory involving, take possession of, move, prepare and advertise for sale, sell (by public auction, private sale or a “store closing,” “going out of business” or similar sale, whether in bulk, in lots or to customers in the ordinary course of business or otherwise and which sale may include augmented Inventory of the same type sold in AMLLC’s business), store, take reasonable actions to protect, secure and otherwise enforce the rights of the Revolving Collateral Agent in and to the Revolving Priority Collateral, or otherwise deal with the Revolving Priority Collateral, in each case without the involvement of or interference by any Notes Claimholder or liability to any Notes Claimholder. In the event that any Revolving Claimholder has commenced and is continuing the Exercise of any Secured Creditor Remedies with respect to any Revolving Priority Collateral, this Agreement will not restrict the rights of the Notes Collateral Agent to sell, assign or otherwise transfer the related Notes Priority Collateral prior to the expiration of the Use Period if the purchaser, assignee or transferee thereof agrees to be bound by the provisions of this Section 3.8.
(c) During the period of actual occupation, use and/or control by the Revolving Claimholders and/or the Revolving Collateral Agent (or their respective employees, agents, advisers and representatives) of any Notes Priority Collateral or other assets or property, the Revolving Claimholders and the Revolving Collateral Agent shall be obligated to repair at their expense any physical damage to such Notes Priority Collateral or other assets or property resulting from such occupancy, use or control, and to leave such Notes Priority Collateral or other assets or property in substantially the same condition as it was at the commencement of such occupancy, use or control, ordinary wear and tear excepted. Notwithstanding the foregoing, in no event shall the Revolving Claimholders or the Revolving Collateral Agent have any liability to the Notes Claimholders and/or to the Notes Collateral Agent pursuant to this Section 3.8 as a result of any condition (including any environmental condition, claim or liability) on or with respect to the Notes Priority Collateral existing prior to the date of the exercise by the Revolving Claimholders (or the Revolving Collateral Agent, as the case may be) of their rights under this Section 3.8 and the Revolving Claimholders shall have no duty or liability to maintain the Notes Priority Collateral in a condition or manner better than that in which it was maintained prior to the use thereof by the Revolving Claimholders, or for any diminution in the value of the Notes Priority Collateral that results solely from ordinary wear and tear resulting from the use of the Notes Priority Collateral by the Revolving Claimholders in the manner and for the time periods specified under this Section 3.8. Without limiting the rights granted in this Section 3.8, the Revolving Claimholders and the Revolving Collateral Agent shall cooperate with the Notes Claimholders and/or the Notes Collateral Agent in connection with any efforts made by the Notes Claimholders and/or the Notes Collateral Agent to sell the Notes Priority Collateral.

(d) The Revolving Collateral Agent and the Revolving Claimholders shall not be obligated to pay any amounts to the Notes Collateral Agent or the Notes Claimholders (or any person claiming by, through or under the Notes Claimholders, including any purchaser of the Notes Priority Collateral) or to any Grantor, for or in respect of the use by the Revolving Collateral Agent and the Revolving Claimholders of the Notes Priority Collateral; provided that Revolving Collateral Agent and the other Revolving Claimholders shall be obligated to pay any third-party expenses related thereto, including costs with respect to heat, light, electricity and water with respect to that portion of any premises so used or occupied, or that arise as a result of such use. In the event, and only in the event, that in connection with its use of some or all of the premises constituting Notes Priority Collateral, the Revolving Collateral Agent requires the services of any employees of AMLLC or any of its Subsidiaries, the Revolving Collateral Agent shall pay directly to any such employees the appropriate, allocated wages of such employees, if any, during the time periods that the Revolving Collateral Agent requires their services.
(e) The Revolving Claimholders shall use the Notes Priority Collateral in accordance with applicable law.
(f) Subject to Section 3.7, the Notes Collateral Agent and the other Notes Claimholders (i) will cooperate with the Revolving Collateral Agent in its efforts pursuant to Section 3.8(b) to enforce its security interest in the Revolving Priority Collateral and to finish any work-in-process and assemble the Revolving Priority Collateral, (ii) will not hinder or restrict in any respect the Revolving Collateral Agent from enforcing its security interest in the Revolving Priority Collateral or from finishing any work-in-process or assembling the Revolving Priority Collateral pursuant to Section 3.8(b), and (iii) will, subject to the rights of any landlords under real estate leases, permit the Revolving Collateral Agent, its employees, agents, advisers and representatives to exercise the rights described in Section 3.8(b).
(g) Subject to the terms hereof, the Notes Collateral Agent may advertise and conduct public auctions or private sales of the Notes Priority Collateral, without the involvement of or interference by any Revolving Claimholder or liability to any Revolving Claimholder as long as, in the case of an actual sale, the respective purchaser assumes and agrees in advance in writing to the obligations of the Notes Collateral Agent and the Notes Claimholders under this Section 3.8. If the Revolving Collateral Agent conducts a public auction or private sale of the Revolving Priority Collateral at any of the real property included within the Notes Collateral, the Revolving Collateral Agent shall provide the Notes Collateral Agent with reasonable notice and use reasonable efforts to hold such auction or sale in a manner which would not unduly disrupt the Notes Collateral Agent’s use of such real property.
3.9 Sharing of Information and Access. In the event that the Revolving Collateral Agent shall, in the exercise of its rights under the Revolving Collateral Documents or otherwise, receive possession or control of any books and records of any Grantor which contain information identifying or pertaining to the Notes Priority Collateral, the Revolving Collateral Agent shall, upon request from the Notes Collateral Agent and as promptly as practicable thereafter, either make available to the Notes Collateral Agent such books and records for inspection and duplication or provide to the Notes Collateral Agent copies thereof. In the event that the Notes Collateral Agent shall, in the exercise of its rights under the Notes Collateral Documents or otherwise, receive possession or control of any books and records of any Grantor which contain information identifying or pertaining to any of the Revolving Priority Collateral, the Notes Collateral Agent shall, upon request from the Revolving Collateral Agent and as promptly as practicable thereafter, either make available to the Revolving Collateral Agent such books and records for inspection and duplication or provide the Revolving Collateral Agent copies thereof.
3.10 Tracing of and Priorities in Proceeds. The Revolving Collateral Agent, for itself and on behalf of the Revolving Claimholders, and the Notes Collateral Agent, for itself and on behalf of the Notes Claimholders, further agree that prior to an issuance of any Enforcement Notice by such Claimholder (unless a bankruptcy or insolvency Revolving Default or Notes Default then exists), any proceeds of Collateral obtained in accordance with the terms of the Revolving Loan Documents and the Notes Documents, whether or not deposited under control agreements, which are used by any Grantor to acquire other property which is Collateral shall not (solely as between the Claimholders) be treated as Proceeds of Collateral for purposes of determining the relative priorities in the Collateral which was so acquired. In addition, unless and until the Discharge of Revolving Obligations occurs, the Notes Collateral Agent, for itself and on behalf of the Notes Claimholders, each hereby consents to the application, prior to the receipt by the Revolving Collateral Agent of an Enforcement Notice issued by the Notes Collateral Agent, of cash or other proceeds of Collateral, deposited under deposit account control agreements to the repayment of Revolving Obligations pursuant to the Revolving Loan Documents.

SECTION 4. Proceeds.
4.1 Application of Proceeds.
(a) Prior to the Discharge of Revolving Obligations, whether or not any Insolvency Proceeding has been commenced by or against any Grantor, except as otherwise provided in Section 3.5, any Revolving Priority Collateral or proceeds thereof received in connection with any Exercise of Secured Creditor Remedies shall (at such time as such Collateral or proceeds has been monetized) be applied: (i) first, to the payment in full in cash or cash collateralization of the Revolving Obligations in accordance with the Revolving Loan Documents, and in the case of payment of any revolving loans following any acceleration of the Revolving Obligations and resulting from a foreclosure or a “store closing,” “going out of business” or similar sale of Revolving Priority Collateral, together with the concurrent permanent reduction of any revolving loan commitment thereunder in an amount equal to the amount of such payment and (ii) second, to the payment in full in cash of the Notes Obligations in accordance with the Notes Documents.
(b) Prior to the Discharge of Notes Obligations, whether or not any Insolvency Proceeding has been commenced by or against any Grantor, except as otherwise provided in Section 3.5, any Notes Priority Collateral or proceeds thereof received in connection with any Exercise of Secured Creditor Remedies shall (at such time as such Collateral or proceeds has been monetized) be applied: (i) first, to the payment in full in cash or cash collateralization of the Notes Obligations in accordance with the Notes Documents and (ii) second, to the payment in full in cash or cash collateralization of the Revolving Obligations in accordance with the Revolving Loan Documents.
(c) If any Exercise of Secured Creditor Remedies with respect to the Collateral produces non-cash proceeds, then such non-cash proceeds shall be held by the agent that conducted the Exercise of Secured Creditor Remedies as additional Collateral and, at such time as such non-cash proceeds are monetized, shall be applied as set forth above.
4.2 Turnover. Unless and until the earlier of the Discharge of Revolving Obligations or the Discharge of the Notes Obligations has occurred, whether or not any Insolvency Proceeding has been commenced by or against any Grantor, except as otherwise provided in Section 3.5, (a) any Revolving Priority Collateral, proceeds thereof (including assets or proceeds subject to Liens referred to in the final sentence of Section 2.3) or any insurance proceeds described in Section 5.2(a) received by Notes Collateral Agent or any Notes Claimholder, pursuant to any Notes Collateral Document or by the exercise of any rights available to it under applicable law or in any bankruptcy, insolvency or similar proceeding or through any other exercise of remedies, after Notes Collateral Agent or such Notes Claimholder obtains actual knowledge or notice from the Revolving Collateral Agent that it has possession of such Revolving Priority Collateral and/or such proceeds, shall be segregated and held in trust and shall reasonably promptly be paid over to the Revolving Collateral Agent for the benefit of the Revolving Claimholders in the same form as received, with any necessary endorsements or as a court of competent jurisdiction may otherwise direct and (b) any Notes Priority Collateral, proceeds thereof (including assets or proceeds subject to Liens referred to in the final sentence of Section 2.3) or any insurance proceeds described in Section 5.2(b) received by the Revolving Collateral Agent or any Revolving Claimholder, pursuant to any Revolving Collateral Document or by the exercise of any rights available to it under applicable law or in any bankruptcy, insolvency or similar proceeding or through any other exercise of remedies, after Revolving Collateral Agent or such revolving Claimholder obtains actual knowledge or notice from the Notes Collateral Agent that it has possession of such Notes Priority Collateral and/or such proceeds, shall be segregated and held in trust and shall reasonably promptly be paid over to the Notes Collateral Agent for the benefit of the Notes Claimholders in the same form as received, with any necessary endorsements or as a court of competent jurisdiction may otherwise direct; provided, however, in the case of any proceeds of Notes Priority Collateral received by Revolving Collateral Agent or any Revolving Claimholder in connection with a Disposition of Notes Priority Collateral by any Grantor, if a Grantor does not provide prior written notice of such Disposition to Revolving Collateral Agent specifying the amount and source of such proceeds, neither Revolving Collateral Agent nor any Revolving Claimholder shall have any obligation to pay over any proceeds of such Disposition to Notes Collateral Agent. Each of Notes Collateral Agent and the Revolving Collateral Agent is hereby authorized to make any such endorsements as agent for the other or any Claimholders. This authorization is coupled with an interest and is irrevocable until the earlier of the Discharge of Revolving Obligations or the Notes Obligations.

The Notes Collateral Agent for itself and each Notes Claimholder agrees that if, at any time, all or part of any payment with respect to any Revolving Obligations secured by any Revolving Priority Collateral previously made shall be rescinded for any reason whatsoever, it will upon request promptly pay over to the Revolving Collateral Agent any payment received by it in respect of any such Revolving Priority Collateral and shall promptly turn any such Revolving Priority Collateral then held by it over to the Revolving Collateral Agent, and the provisions set forth in this Agreement will be reinstated as if such payment had not been made, until the payment and satisfaction in full of such Revolving Obligations.
The Revolving Collateral Agent for itself and each Revolving Claimholder agrees that if, at any time, all or part of any payment with respect to any Notes Obligations secured by any Notes Priority Collateral previously made shall be rescinded for any reason whatsoever, it will promptly pay over to the Notes Collateral Agent any payment received by it in respect of any such Notes Priority Collateral and shall promptly turn any such Notes Priority Collateral then held by it over to the Notes Collateral Agent, and the provisions set forth in this Agreement will be reinstated as if such payment had not been made, until the payment and satisfaction in full of such Notes Obligations.
4.3 No Subordination of the Relative Priority of Claims. Anything to the contrary contained herein notwithstanding, the subordination of the Liens of Notes Claimholders to the Liens of Revolving Claimholders and of the Liens of Revolving Claimholders to the Liens of Notes Claimholders as set forth herein is with respect to the priority of the respective Liens held by or on behalf of them only and shall not constitute a subordination of the Notes Obligations to the Revolving Obligations or the Revolving Obligations to the Notes Obligations.
4.4 Application of Payments. Subject to the other terms of this Agreement, all payments received (not in violation of this Agreement) by (a) the Revolving Collateral Agent or the Revolving Claimholders may be applied, reversed and reapplied, in whole or in part, to the Revolving Obligations to the extent provided for in the Revolving Loan Documents and (b) the Notes Collateral Agent or the Note Claimholders may be applied, reversed and reapplied, in whole or in part, to the Note Obligations to the extent provided for in the Note Documents.
4.5 Revolving Nature of Revolving Obligations. The Notes Collateral Agent, on behalf of the Notes Claimholders, acknowledges and agrees that the Revolving Credit Agreement includes a revolving commitment and that the amount of the Revolving Obligations that may be outstanding at any time or from time to time may be increased or reduced and subsequently reborrowed.
SECTION 5. Releases; Dispositions; Other Agreements.
5.1 Releases.
(a) If, in connection with the Exercise of Secured Creditor Remedies by Revolving Collateral Agent as provided for in Section 3, irrespective of whether a Revolving Default or a Notes Default has occurred and is continuing, Revolving Collateral Agent releases any of its Liens on any part of the Revolving Priority Collateral, then the Liens of Notes Collateral Agent on such Revolving Priority Collateral shall be automatically, unconditionally, and simultaneously released so long as all proceeds therefrom are applied to permanently repay the Revolving Obligations; provided, however, that any proceeds remaining after the Discharge of Revolving Obligations shall be subject to the Liens of the Notes Claimholders. Notes Collateral Agent, for itself or on behalf of any such Notes Claimholders, promptly shall execute and deliver to Revolving Collateral Agent such termination or amendment statements, releases, and other documents as Revolving Collateral Agent may request to effectively confirm such release, at the cost and expense of AMLLC and without the consent or direction of any other Notes Claimholders.

(b) If, in connection with the Exercise of Secured Creditor Remedies by Notes Collateral Agent as provided for in Section 3, irrespective of whether a Revolving Default or a Notes Default has occurred and is continuing, Notes Collateral Agent releases any of its Liens on any part of the Notes Priority Collateral, then the Liens of Revolving Collateral Agent on such Notes Priority Collateral shall be automatically, unconditionally, and simultaneously released so long as all proceeds therefrom are applied to permanently repay, repurchase or otherwise retire Notes Obligations; provided, however, that any proceeds remaining after the Discharge of Notes Obligations shall be subject to the Liens of the Revolving Claimholders. Revolving Collateral Agent, for itself or on behalf of any such Revolving Claimholders, promptly shall execute and deliver to Notes Collateral Agent such termination or amendment statements, releases, and other documents as Notes Collateral Agent may request to effectively confirm such release, at the cost and expense of AMLLC and without the consent or direction of any other Revolving Claimholders.
(c) If, in connection with any Disposition of any Revolving Priority Collateral permitted under the terms of the Revolving Loan Documents and the Notes Documents as in effect at the time of such Disposition, Revolving Collateral Agent, for itself or on behalf of any Revolving Claimholders, releases any of its Liens on the portion of the Revolving Priority Collateral that is the subject of such Disposition, other than (i) in connection with the Discharge of Revolving Obligations, or (ii) after the occurrence and during the continuance of any Notes Default, then the Liens of Notes Collateral Agent on such Collateral shall be automatically, unconditionally, and simultaneously released. Notes Collateral Agent, for itself or on behalf of any such Notes Claimholders, promptly shall execute and deliver to Revolving Collateral Agent such termination or amendment statements, releases, and other documents as Revolving Collateral Agent may request to effectively confirm such release, at the cost and expense of AMLLC and without the consent or direction of any other Notes Claimholders.
(d) If, in connection with any Disposition of any Notes Priority Collateral permitted under the terms of the Notes Documents and the Revolving Loan Documents as in effect at the date of such Disposition, Notes Collateral Agent, for itself or on behalf of any Notes Claimholders, releases any of its Liens on the portion of the Notes Priority Collateral that is the subject of such Disposition, other than (i) in connection with the Discharge of Notes Obligations, or (ii) after the occurrence and during the continuance of any Revolving Default, then the Liens of Revolving Collateral Agent on such Collateral shall be automatically, unconditionally, and simultaneously released. Revolving Collateral Agent, for itself or on behalf of any such Revolving Claimholders, promptly shall execute and deliver to Notes Collateral Agent such termination or amendment statements, releases, and other documents as Notes Collateral Agent may request to effectively confirm such release, at the cost and expense of AMLLC and without the consent or direction of any other Revolving Claimholders.
(e) In the event that any Collateral that would be Revolving Priority Collateral is no longer Collateral pursuant to the effects of clause (10) of the definition of “Excluded Assets” in the Indenture (or any comparable provision in any successor Notes Document), such Collateral shall automatically be deemed not to be Notes Collateral under the Notes Collateral Documents. Notes Collateral Agent, for itself or on behalf of any such Notes Claimholders, promptly shall execute and deliver to AMLLC such termination or amendment statements, releases, and other documents as AMLLC may request to effectively confirm such release, at the cost and expense of AMLLC and without the consent or direction of any other Notes Claimholders.
5.2 Insurance.
(a) Unless and until written notice by the Revolving Collateral Agent to the Notes Collateral Agent that the Discharge of Revolving Obligations has occurred: (i) the Revolving Collateral Agent and the Revolving Claimholders shall have the sole and exclusive right, subject to the rights of Grantors under the Revolving Loan Documents, to adjust and settle any claim under any insurance policy covering the Revolving Priority Collateral in the event of any loss thereunder and to approve any award granted in any condemnation or similar proceeding (or any deed in lieu of condemnation) affecting the Revolving Priority Collateral; and (ii) all proceeds of any such insurance policy and any such award (or any payments with respect to a deed in lieu of condemnation) if in respect of Revolving Priority Collateral, shall be paid, subject to the rights of Grantors under the Revolving Loan Documents, first, to the Revolving Claimholders, until the Discharge of Revolving Obligations, second, to the Notes Claimholders, until the Discharge of Notes Obligations, and third, to the owner of the subject property, such other person as may be entitled thereto, or as a court of competent jurisdiction may otherwise direct. If the Notes Collateral Agent receives any proceeds of any insurance policy in contravention of this Agreement, it shall hold such proceeds in trust and upon request pay over such proceeds to the Revolving Collateral Agent.

(b) Unless and until written notice by the Notes Collateral Agent to the Revolving Collateral Agent that the Discharge of Notes Obligations has occurred: (i) the Notes Collateral Agent and the Notes Claimholders shall have the sole and exclusive right, subject to the rights of Grantors under the Notes Documents, to adjust and settle any claim under any insurance policy covering the Notes Priority Collateral in the event of any loss thereunder and to approve any award granted in any condemnation or similar proceeding (or any deed in lieu of condemnation) affecting the Notes Priority Collateral; and (ii) all proceeds of any such insurance policy and any such award (or any payments with respect to a deed in lieu of condemnation) if in respect of Notes Priority Collateral, shall be paid, subject to the rights of Grantors under the Notes Documents, first, to Notes Claimholders, until the Discharge of Notes Obligations, second, to the Revolving Claimholders, until the Discharge of Revolving Obligations, and third, to the owner of the subject property, such other person as may be entitled thereto, or as a court of competent jurisdiction may otherwise direct. If the Revolving Collateral Agent receives any proceeds of any insurance policy in contravention of this Agreement, it shall hold such proceeds in trust and pay over such proceeds to the Notes Collateral Agent.
In the event that any proceeds are derived from any insurance policy that covers Revolving Priority Collateral and Notes Priority Collateral, the Revolving Collateral Agent and the Notes Collateral Agent at the direction of the Notes Claimholders will work jointly and in good faith to collect, adjust or settle (subject to the rights of the Grantors under the Revolving Loan Documents and the Notes Documents) any claim under the relevant insurance policy.
Notwithstanding anything contained in this Agreement to the contrary, in the event that any proceeds are derived from any insurance policy that covers Revolving Priority Collateral and Notes Priority Collateral where the allocation of proceeds is not stipulated between Revolving Priority Collateral and Notes Priority Collateral, then the allocation of proceeds of such insurance policy to the Revolving Priority Collateral shall be based upon, in the case of (A) any Revolving Priority Collateral consisting of inventory, at book value as assessed on the date of such loss, (B) any Revolving Priority Collateral consisting of accounts receivable, at book value as assessed on the date of such loss and (C) all other Revolving Priority Collateral and Notes Priority Collateral, at fair market value of such Revolving Priority Collateral and Notes Priority Collateral lost, as determined by AMLLC in its reasonable judgment or, if the aggregate amount of such other Revolving Priority Collateral and Notes Priority Collateral sold is greater than $20,000,000, an independent appraiser.
(c) To effectuate the foregoing, AMLLC shall provide Revolving Collateral Agent and Notes Collateral Agent with separate lender’s loss payable endorsements naming themselves as loss payee and additional insured, as their interests may appear, with respect to policies which insure Collateral hereunder.
5.3 Amendments; Refinancings.
(a) The Revolving Loan Documents may be amended, supplemented, or otherwise modified in accordance with their terms and the Revolving Obligations may be Refinanced in accordance with the terms of the Revolving Loan Documents, in each case without notice to, or the consent of, Notes Collateral Agent or the Notes Claimholders, all without affecting the lien subordination or other provisions of this Agreement; provided, however, that, in the case of a Refinancing secured by the Collateral, the holders of such Refinancing debt (or an authorized representative or their behalf) bind themselves (in a writing addressed to Notes Collateral Agent for the benefit of itself and the Notes Claimholders in a form reasonably acceptable to the Notes Collateral Agent) to the terms of this Agreement; provided further, that any such amendment, supplement, modification, or Refinancing shall not result in a Notes Default under the Indenture; provided further, however, that, if such Refinancing debt is secured by a Lien on any Collateral the holders of such Refinancing debt shall be deemed bound by the terms hereof regardless of whether or not such writing is provided. For the avoidance of doubt, the sale or other transfer of indebtedness is not restricted by this Agreement but the provisions of this Agreement shall be binding on all holders of Revolving Obligations and Notes Obligations.

(b) The Notes Documents may be amended, supplemented, or otherwise modified in accordance with their terms and the Notes Obligations may be Refinanced in accordance with the terms of the Notes Documents, in each case without notice to, or the consent of, Revolving Collateral Agent or the Revolving Claimholders, all without affecting the lien subordination or other provisions of this Agreement; provided, however, that, in the case of a Refinancing secured by the Collateral, the holders of such Refinancing debt (or an authorized representative or their behalf) bind themselves (in a writing addressed to Revolving Collateral Agent for the benefit of itself and the Revolving Claimholders as the Revolving Collateral Agent shall reasonably request) to the terms of this Agreement; provided further, that any such amendment, supplement, modification, or Refinancing shall not, result in a Revolving Default under the Revolving Credit Agreement; provided further, however, that, if such Refinancing debt is secured by a Lien on any Collateral the holders of such Refinancing debt shall be deemed bound by the terms hereof regardless of whether or not such writing is provided. For the avoidance of doubt, the sale or other transfer of indebtedness is not restricted by this Agreement but the provisions of this Agreement shall be binding on all holders of Revolving Obligations and Notes Obligations.
(c) So long as the Discharge of Revolving Obligations has not occurred, the Notes Collateral Agent agrees that each Notes Collateral Document shall include the following language (or similar language acceptable to the Revolving Collateral Agent): “Notwithstanding anything herein to the contrary, the liens and security interests granted to Wells Fargo Bank, National Association, as Notes Collateral Agent, pursuant to this Agreement and the exercise of any right or remedy by Wells Fargo Bank, National Association, as Notes Collateral Agent hereunder, are subject to the provisions of the Intercreditor Agreement dated as of October 13, 2010 (as amended, restated, supplemented or otherwise modified from time to time, the “Intercreditor Agreement”), between UBS AG, Stamford Branch, as Revolving Collateral Agent and Wells Fargo Bank, National Association, as Notes Collateral Agent. In the event of any conflict between the terms of the Intercreditor Agreement and the terms of this Agreement, the terms of the Intercreditor Agreement shall govern and control.”
(d) So long as the Discharge of Notes Obligations has not occurred, the Revolving Collateral Agent agrees that each Revolving Collateral Document shall include the following language (or similar language acceptable to the Notes Collateral Agent): “Notwithstanding anything herein to the contrary, the liens and security interests granted to UBS AG, Stamford Branch, as Revolving Collateral Agent, pursuant to this Agreement and the exercise of any right or remedy by UBS AG, Stamford, as Revolving Collateral Agent, hereunder, are subject to the provisions of the Intercreditor Agreement dated as of October 13, 2010 (as amended, restated, supplemented or otherwise modified from time to time, the “Intercreditor Agreement”), between UBS AG, Stamford Branch, as Revolving Collateral Agent and Wells Fargo Bank, National Association, as Notes Collateral Agent. In the event of any conflict between the terms of the Intercreditor Agreement and the terms of this Agreement, the terms of the Intercreditor Agreement shall govern and control.” The parties hereto hereby acknowledge that Section 26 of the Notes Pledge Agreement, Section 7.15 of the Notes Security Agreement, Section 26 of the US Revolving Pledge Agreement and Section 7.15 of the US Revolving Security Agreement, each as in effect as of the date hereof, comply with the requirements of this Section 5.3(d).
5.4 Bailee for Perfection.
(a) Revolving Collateral Agent and Notes Collateral Agent each agree to hold or control that part of the Collateral that is in its possession or control (or in the possession or control of its agents or bailees) to the extent that possession or control thereof is taken to perfect a Lien thereon under the UCC or other applicable law (such Collateral, the “Pledged Collateral”), as gratuitous bailee and as a non-fiduciary agent for the benefit of and on behalf of the Notes Collateral Agent or Revolving Collateral Agent, as applicable (such bailment and agency being intended, among other things, to satisfy the requirements of Sections 8-301(a)(2), 9-313(c), 9-104, 9-105, 9-106, and 9-107 of the UCC), solely for the purpose of perfecting the security interest granted under the Notes Documents or the Revolving Loan Documents, as applicable, subject to the terms and conditions of this Section 5.4. The Notes Collateral Agent and the Notes Claimholders hereby appoint the Revolving Collateral Agent as their gratuitous bailee for the purposes of perfecting their security interest in all Pledged Collateral in which the Revolving Collateral Agent has a perfected security interest under the UCC. The Revolving Collateral Agent and the Revolving Claimholders hereby appoint the Notes Collateral Agent as their gratuitous bailee for the purposes of perfecting their security interest in all Pledged Collateral in which the Notes Collateral Agent has a perfected security interest under the UCC. Each of the Revolving Collateral Agent and Notes Collateral Agent hereby accept such appointments pursuant to this Section 5.4(a) and acknowledge and agree that it shall act for the benefit of and on behalf of the other Claimholders with respect to any Pledged Collateral and that any Proceeds received by the Revolving Collateral Agent or Notes Collateral Agent, as the case may be, under any Pledged Collateral shall be applied in accordance with Section 4. Unless and until the Discharge of the Revolving Obligations, Notes Collateral Agent agrees to promptly notify Revolving Collateral Agent of any Pledged Collateral constituting Revolving Priority Collateral held by it or known by it to be held by any other Notes Claimholders, and, immediately upon the request of Revolving Collateral Agent at any time prior to the Discharge of the Revolving Obligations, Notes Collateral Agent agrees to deliver to Revolving Collateral Agent any such Pledged Collateral held by it or by any Notes Claimholders, together with any necessary endorsements (or otherwise allow Revolving Collateral Agent to obtain control of such Pledged Collateral). Until the Discharge of Revolving Obligations, the Revolving Collateral Agent will Control (as defined in Sections 8-106, 9-104 and 9-106 of the UCC, as applicable) any Collateral constituting Deposit Accounts, Securities Accounts or Commodity Accounts and Controlled by the Revolving Collateral Agent as gratuitous bailee and as a non-fiduciary agent for the benefit of and on behalf of the Notes Collateral Agent as secured party and Notes Claimholders solely for the purpose of perfecting the security interest granted under the Notes Documents and subject to the terms and conditions of this Section 5.4; provided, that upon the Discharge of Revolving Obligations, the Revolving Collateral Agent shall cooperate to have any control agreements with respect to such Collateral assigned to the Notes Collateral Agent and continue to hold such Collateral pursuant to this clause until the earlier of the date (i) on which the Notes Collateral Agent has obtained control thereof for the purpose of perfecting its security interest, and (ii) which is sixty (60) days after the Discharge of Revolving Obligations.
(b) Revolving Collateral Agent and the Revolving Claimholders shall have no obligation whatsoever to Notes Collateral Agent or any Notes Claimholder to ensure that the Pledged Collateral is genuine or owned by any of Grantors or to preserve rights or benefits of any person except as expressly set forth in this Section 5.4. Notes Collateral Agent and the Notes Claimholders shall have no obligation whatsoever to Revolving Collateral Agent or any Revolving Claimholder to ensure that the Pledged Collateral is genuine or owned by any of Grantors or to preserve rights or benefits of any person except as expressly set forth in this Section 5.4. The duties or responsibilities of Revolving Collateral Agent under this Section 5.4 shall be limited solely to holding or controlling the Pledged Collateral as bailee and agent in accordance with this Section 5.4 and delivering the Pledged Collateral upon a Discharge of Revolving Obligations as provided in paragraph (d) of this Section 5.4. The duties or responsibilities of Notes Collateral Agent under this Section 5.4 shall be limited solely to holding or controlling the Pledged Collateral as bailee and agent in accordance with this Section 5.4 and delivering the Pledged Collateral upon Discharge of Notes Obligations pursuant to Section 5.4(e).
(c) Revolving Collateral Agent acting pursuant to this Section 5.4 shall not have by reason of the Revolving Collateral Documents, the Notes Collateral Documents, or this Agreement a fiduciary relationship in respect of Notes Collateral Agent or any Notes Claimholder. Notes Collateral Agent acting pursuant to this Section 5.4 shall not have by reason of the Revolving Collateral Documents, the Notes Collateral Documents, or this Agreement a fiduciary relationship in respect of Revolving Collateral Agent or any Revolving Claimholder.
(d) The Revolving Collateral Agent shall transfer to the Notes Collateral Agent (i) any proceeds of any Revolving Priority Collateral in which the Notes Collateral Agent continues to hold a security interest remaining following any sale, transfer or other disposition of such Revolving Priority Collateral (in each case, unless the Notes Collateral Agent’s Lien on all such Revolving Priority Collateral is terminated and released prior to or concurrently with such sale, transfer, disposition, payment or satisfaction), following the Discharge of Revolving Obligations, or (ii) if the Revolving Collateral Agent is in possession of all or any part of such Revolving Priority Collateral after the Discharge of Revolving Obligations, such Revolving Priority Collateral or any part thereof remaining, in each case without representation or warranty on the part of the Revolving Collateral Agent or any Revolving Claimholder. At such time, Revolving Collateral Agent further agrees to take all other action reasonably requested by Notes Collateral Agent at the expense of AMLLC to enable Notes Collateral Agent to obtain a first priority security interest in the Collateral. To the extent no Notes Obligations that are secured by such Pledged Collateral remain outstanding as confirmed in writing by Notes Collateral Agent (so as to allow such person to obtain possession or control of such Pledged Collateral), Revolving Collateral Agent shall deliver the remaining Pledged Collateral (if any) together with any necessary endorsements to AMLLC. Without limiting the foregoing, the Notes Collateral Agent agrees for itself and each Notes Claimholder that neither the Revolving Collateral Agent nor any Revolving Claimholder will have any duty or obligation first to marshal or realize upon the Revolving Priority Collateral, or to sell, dispose of or otherwise liquidate all or any portion of the Revolving Priority Collateral, in any manner that would maximize the return to the Notes Claimholders, notwithstanding that the order and timing of any such realization, sale, disposition or liquidation may affect the amount of proceeds actually received by the Notes Claimholders from such realization, sale, disposition or liquidation.

(e) The Notes Collateral Agent shall transfer to the Revolving Collateral Agent (i) any proceeds of any Notes Priority Collateral in which the Revolving Collateral Agent continues to hold a security interest remaining following any sale, transfer or other disposition of such Notes Priority Collateral in each case, unless the Revolving Collateral Agent’s Lien on all such Notes Priority Collateral is terminated and released prior to or concurrently with such sale, transfer, disposition, payment or satisfaction), following the Discharge of Notes Obligations, or (ii) if the Notes Collateral Agent is in possession of all or any part of such Notes Priority Collateral after the Discharge of Notes Obligations, such Notes Priority Collateral or any part thereof remaining, in each case without representation or warranty on the part of the Notes Collateral Agent or any Notes Claimholder. At such time, Notes Collateral Agent further agrees to take all other action reasonably requested by Revolving Collateral Agent at the expense of AMLLC to enable Revolving Collateral Agent to obtain a first priority security interest in the Collateral. To the extent no Revolving Obligations that are secured by such Pledged Collateral remain outstanding as confirmed in writing by Revolving Collateral Agent (so as to allow such person to obtain possession or control of such Pledged Collateral), Notes Collateral Agent shall deliver the remaining Pledged Collateral (if any) together with any necessary endorsements to AMLLC. Without limiting the foregoing, the Revolving Collateral Agent agrees for itself and each Revolving Claimholder that neither the Notes Collateral Agent nor any Notes Claimholder will have any duty or obligation first to marshal or realize upon the Notes Priority Collateral, or to sell, dispose of or otherwise liquidate all or any portion of the Notes Priority Collateral, in any manner that would maximize the return to the Revolving Claimholders, notwithstanding that the order and timing of any such realization, sale, disposition or liquidation may affect the amount of proceeds actually received by the Revolving Claimholders from such realization, sale, disposition or liquidation.
5.5 When Discharge of Obligations Deemed to Not Have Occurred.
(a) If Revolving Borrowers enter into any Refinancing of the Revolving Obligations that is intended to be secured by the Revolving Priority Collateral on a first-priority basis, then a Discharge of Revolving Obligations shall be deemed not to have occurred for all purposes of this Agreement, and the obligations under such Refinancing of such Revolving Obligations shall be treated as Revolving Obligations for all purposes of this Agreement, including for purposes of the Lien priorities and rights in respect of Collateral set forth herein, and Revolving Collateral Agent under the Revolving Loan Documents effecting such Refinancing shall be Revolving Collateral Agent for all purposes of this Agreement. Revolving Collateral Agent under such Revolving Loan Documents shall agree (in a writing addressed to Notes Collateral Agent) to be bound by the terms of this Agreement.
(b) If AMLLC and Finance Sub enter into any Refinancing of the Notes Obligations that is intended to be secured by the Notes Priority Collateral on a first-priority basis, then a Discharge of Notes Obligations shall be deemed not to have occurred for all purposes of this Agreement, and the obligations under such Refinancing of such Notes Obligations shall be treated as Notes Obligations for all purposes of this Agreement, including for purposes of the Lien priorities and rights in respect of Collateral set forth herein, and the lender or group of lenders or any of their designees under the Notes Documents effecting such Refinancing shall be Notes Collateral Agent for all purposes of this Agreement. The lender or group of lenders or any of their designees under such Notes Documents shall agree (in a writing addressed to Notes Collateral Agent) to be bound by the terms of this Agreement.
5.6 Injunctive Relief. Should any Claimholder in any way take, attempt to, or threaten to take any action contrary to terms of this Agreement with respect to the Collateral, or fail to take any action required by this Agreement, the Notes Collateral Agent, the Revolving Collateral Agent or any other Claimholder, as the case may be, may obtain relief against such Claimholder by injunction, specific performance, or other appropriate equitable relief, it being understood and agreed by each of the Notes Collateral Agent, the Revolving Collateral Agent and each Claimholder that (a) non-breaching Claimholders’ damages from such actions may at that time be difficult to ascertain and may be irreparable, and (b) each Claimholder waives any defense that such Claimholder can demonstrate damages and/or be made whole by the awarding of damages. Revolving Collateral Agent, Notes Collateral Agent and each Claimholder hereby irrevocably waive any defense based on the adequacy of a remedy at law and any other defense which might be asserted to bar the remedy of specific performance in any action which may be brought by Revolving Collateral Agent or Revolving Claimholders or Notes Collateral Agent or Notes Claimholders, as the case may be.

SECTION 6. Insolvency Proceedings.
6.1 Enforceability and Continuing Priority. This Agreement shall be applicable both before and after the commencement of any Insolvency Proceeding and all converted or succeeding cases in respect thereof. The relative rights of Claimholders in or to any distributions from or in respect of any Collateral or Proceeds of Collateral shall continue after the commencement of any Insolvency Proceeding. Accordingly, the provisions of this Agreement (including, without limitation, Section 2.1 hereof) are intended to be and shall be enforceable as a subordination agreement within the meaning of Section 510(a) of the Bankruptcy Code.
6.2 Financing.
(a) Until the Discharge of Revolving Obligations, if any Grantor shall be subject to any Insolvency Proceeding and Revolving Collateral Agent consents to the use of cash collateral (as such term is defined in Section 363(a) of the Bankruptcy Code; herein, “Cash Collateral”) constituting Revolving Priority Collateral, or to permit any Grantor to obtain financing provided by any one or more Revolving Claimholders under Section 364 of the Bankruptcy Code or any similar Bankruptcy Law secured by a Lien on such Revolving Priority Collateral that is (i) senior or pari passu with the Liens on the Revolving Priority Collateral securing the Notes Obligations and (ii) junior to the Liens on the Notes Priority Collateral securing the Notes Obligations (such financing, a “DIP Financing”), and if the Grantors desire to obtain authorization from the Bankruptcy Court to use such Cash Collateral or to obtain such DIP Financing, then Notes Collateral Agent agrees that it will be deemed to have consented, will raise no objection to, nor support any other Person objecting to, the use of such Cash Collateral or to such DIP Financing (including, except as set forth in clause (c) below, any objection based on an assertion that the Notes Claimholders are entitled to adequate protection of their interest in the Collateral as a condition thereto), and the Notes Collateral Agent will subordinate its Liens in the Revolving Priority Collateral to the Liens securing such DIP Financing, to the extent any Liens securing the Revolving Obligations are discharged, subordinated to, or made pari passu with any new Liens securing such DIP Financing and to any replacement or additional Liens granted as adequate protection of the interests of the Revolving Claimholders in the Collateral (“Revolving Lender Adequate Protection Lien”), in each case to the extent consistent with the other provisions of this Agreement; provided that (a) the Notes Collateral Agent retains its Lien on the Collateral to secure the Notes Obligations (in each case, including Proceeds thereof arising after the commencement of the Insolvency Proceeding) and, as to the Notes Priority Collateral only, such Lien has the same priority as existed prior to the commencement of the Insolvency Proceeding and any Lien on the Notes Priority Collateral securing such DIP Financing and any Revolving Lender Adequate Protection Lien on the Notes Priority Collateral (and all obligations relating thereto, including any “carve-out” in favor of fees and expenses of professionals retained by any debtor or creditors’ committee as agreed to by the Revolving Collateral Agent and the Revolving Lenders with respect to Revolving Priority Collateral) is junior and subordinate to the Lien of the Notes Collateral Agent on the Notes Priority Collateral, (b) all Liens on Revolving Priority Collateral securing any such DIP Financing shall be senior to or on a parity with the Liens of the Revolving Collateral Agent and the Revolving Claimholders securing the Revolving Obligations on Revolving Priority Collateral, (c) to the extent that the Revolving Collateral Agent is granted a Revolving Lender Adequate Protection Lien on Collateral arising after the commencement of the Insolvency Proceeding or additional payments or claims, the Notes Claimholders are granted a Lien on such additional Collateral with the relative priority set forth in Section 2.1 (and no Revolving Collateral Agent or Revolving Claimholder shall oppose any motion by any Notes Claimholder with respect to the granting of such a Lien), and (d) the terms of such DIP Financing or Cash Collateral order do not either require such Notes Claimholders to extend additional credit pursuant to such DIP Financing or authorize the use of Cash Collateral consisting of Notes Priority Collateral. Revolving Claimholders agree not to offer to provide any DIP Financing that does not meet the requirements set forth in clauses (a) through (d) above in this paragraph. If the Revolving Claimholders offer to provide DIP Financing that meets the requirements set forth in clauses (a) through (d) above in this paragraph, and if the Grantors desire to obtain authorization from the Bankruptcy Court to obtain such DIP Financing, Notes Collateral Agent agrees, on behalf of itself and the other Notes Claimholders, that no Notes Claimholder shall, directly or indirectly, provide, offer to provide, or support any financing competing with the DIP Financing to be secured by a priming lien on the Revolving Priority Collateral. The foregoing provisions of this Section 6.2(a) shall not prevent Notes Collateral Agent from objecting to any provision in any Cash Collateral order or DIP Financing documentation relating to any provision or content of a plan of reorganization. The Revolving Collateral Agent, on behalf of itself and the Revolving Claimholders, agrees that no such Person shall provide to such Grantor any financing under Section 364 of the Bankruptcy Code to the extent that the Revolving Collateral Agent or any Revolving Claimholder would, in connection with such financing, be granted a Lien on the Notes Priority Collateral senior to or pari passu with any Liens of the Notes Collateral Agent.

(b) Until the Discharge of Notes Obligations, if any Grantor shall be subject to any Insolvency Proceeding and Notes Collateral Agent consents to the use of Cash Collateral constituting Notes Priority Collateral or to permit any Grantor to obtain financing provided by any one or more Notes Claimholders under Section 364 of the Bankruptcy Code or any similar Bankruptcy Law secured by a Lien on Notes Priority Collateral that is (i) senior or pari passu with the Liens on the Notes Priority Collateral securing the Notes Obligations and (ii) junior to the Liens on the Revolving Priority Collateral securing the Revolving Obligations (such financing, a “Term DIP Financing”), and if the Grantors desire to obtain authorization from the Bankruptcy Court to use such Cash Collateral or to obtain such Term DIP Financing, then Revolving Collateral Agent agrees that it will be deemed to have consented, will raise no objection to, nor support any other Person objecting to, the use of such Cash Collateral or to such Term DIP Financing (including, except as set forth in clause (c) below, any objection based on an assertion that the Revolving Claimholders are entitled to adequate protection of their interest in the Collateral as a condition thereto) and, the Revolving Collateral Agent will subordinate its Liens in the Notes Priority Collateral to the Liens securing such Term DIP Financing, to the extent any Liens securing the Notes Obligations are discharged, subordinated to, or made pari passu with any new Liens securing such Term DIP Financing and to any replacement or additional Liens granted as adequate protection of the interests of the Notes Claimholders in the Collateral (“Notes Adequate Protection Lien”), in each case to the extent consistent with the other provisions of this Agreement; provided that (a) the Revolving Collateral Agent retains its Lien on the Collateral to secure the Revolving Obligations (in each case, including Proceeds thereof arising after the commencement of the Insolvency Proceeding) and, as to the Revolving Priority Collateral only, such Lien has the same priority as existed prior to the commencement of the Insolvency Proceeding and any Lien on the Revolving Priority Collateral securing such Term DIP Financing and any Term Adequate Protection Lien on the Revolving Priority Collateral (and all obligations relating thereto, including any “carve-out” in favor of fees and expenses of professionals retained by any debtor or creditors’ committee as agreed to by the Notes Collateral Agent and the holders of the Notes with respect to Notes Priority Collateral) is junior and subordinate to the Lien of the Revolving Collateral Agent on the Revolving Priority Collateral, (b) all Liens on Notes Priority Collateral securing any such Term DIP Financing shall be senior to or on a parity with the Liens of the Notes Collateral Agent and the Notes Claimholders securing the Notes Obligations on Notes Priority Collateral, (c) to the extent that the Notes Collateral Agent is granted a Notes Adequate Protection Lien on Collateral arising after the commencement of the Insolvency Proceeding or additional payments or claims, the Revolving Claimholders are granted a Lien on such additional Collateral with the relative priority set forth in Section 2.1 (and no Notes Collateral Agent or Notes Claimholder shall oppose any motion by any Revolving Claimholder with respect to the granting of such a Lien), and (d) the terms of such Term DIP Financing or Cash Collateral order do not either require such Revolving Claimholders to extend additional credit pursuant to such Term DIP Financing or authorize the use of Cash Collateral consisting of Revolving Priority Collateral. Notes Claimholders agree not to offer to provide any Term DIP Financing that does not meet the requirements set forth in clauses (a) through (d) above in this paragraph. If the Notes Claimholders offer to provide Term DIP Financing that meets the requirements set forth in clauses (a) through (d) above in this paragraph, and if the Grantors desire to obtain authorization from the Bankruptcy Court to obtain such Term DIP Financing, Revolving Collateral Agent agrees, on behalf of itself and the other Revolving Claimholders, that no Revolving Claimholder shall, directly or indirectly, provide, offer to provide, or support any financing competing with the Term DIP Financing to be secured by a priming lien on the Notes Priority Collateral. The foregoing provisions of this Section 6.2(b) shall not prevent Revolving Collateral Agent from objecting to any provision in any Cash Collateral order or Term DIP Financing documentation relating to any provision or content of a plan of reorganization. The Notes Collateral Agent, on behalf of itself and the Notes Claimholders, agrees that no such Person shall provide to such Grantor any financing under Section 364 of the Bankruptcy Code to the extent that the Notes Collateral Agent or any Note Claimholder would, in connection with such financing, be granted a Lien on the Revolving Priority Collateral senior to or pari passu with any Liens of the Revolving Collateral Agent.
(c) All Liens granted to the Revolving Collateral Agent or the Notes Collateral Agent in any Insolvency Proceeding, whether as adequate protection or otherwise, are intended by the parties to be and shall be deemed to be subject to the Lien priorities in Section 2.1 and the other terms and conditions of this Agreement.

6.3 Sales. Subject to Sections 3.4(a) and 3.8, each of Notes Collateral Agent and Revolving Collateral Agent agrees that it will consent, and will not object or oppose, or support any party in opposing, a motion to Dispose of any Priority Collateral of the other party free and clear of any Liens or other claims under Section 363 or any other provision of the Bankruptcy Code if the requisite Revolving Claimholders under the Revolving Credit Agreement and the Revolving Collateral Agent, or Notes Claimholders under the Indenture and the Notes Collateral Agent, as the case may be, have consented to such Disposition of their respective Priority Collateral, such motion does not impair, subject to the priorities set forth in this Agreement, the rights of such party under Section 363(k) of the Bankruptcy Code (so long as the right of any Notes Claimholder to offset its claim against the purchase price for any Revolving Priority Collateral exists only after the Revolving Obligations have been paid in full in cash, and so long as the right of any Revolving Claimholder to offset its claim against the purchase price for any Notes Priority Collateral exists only after the Notes Obligations have been paid in full in cash), and the terms of any proposed order approving such transaction provide for the respective Liens to attach to the proceeds of the Priority Collateral that is the subject of such Disposition, subject to the Lien priorities in Section 2.1 and the other terms and conditions of this Agreement. Each of Notes Collateral Agent and Revolving Collateral Agent further agrees that it will not oppose, or support any party in opposing, the right of the other party to credit bid under Section 363(k) of the Bankruptcy Code, subject to the provision of the immediately preceding sentence.
6.4 Relief from the Automatic Stay.
(a) Until the Discharge of Revolving Obligations has occurred, the Notes Collateral Agent agrees not to seek (or support any other person seeking) relief from the automatic stay or any other stay in any Insolvency Proceeding in respect of the Revolving Priority Collateral, without the prior written consent of the Revolving Collateral Agent, unless (x) the Revolving Collateral Agent already has filed a motion (which remains pending) for such relief with respect to its interest in such Collateral and (y) a corresponding motion, in the reasonable judgment of the Notes Collateral Agent, should be filed for the purpose of preserving such party’s ability to receive residual distributions pursuant to Section 4.1, although the Notes Collateral Agent and the Notes Claimholders shall otherwise remain subject to the applicable restrictions in Section 3.1 following the granting of any such relief from the automatic stay.
(b) Until the Discharge of the Notes Obligations has occurred, the Revolving Collateral Agent agrees not to seek (or support any other person seeking) relief from the automatic stay or any other stay in any Insolvency Proceeding in respect of the Notes Priority Collateral, without the prior written consent of the Notes Collateral Agent, unless (x) the Notes Collateral Agent already has filed a motion (which remains pending) for such relief with respect to its interest in such Collateral and (y) a corresponding motion, in the reasonable judgment of the Revolving Collateral Agent, should be filed for the purpose of preserving such party’s ability to receive residual distributions pursuant to Section 4.1, although the Revolving Collateral Agent and the Revolving Claimholders shall otherwise remain subject to the applicable restrictions in Section 3.2 following the granting of any such relief from the automatic stay.
6.5 Adequate Protection.
(a) In any Insolvency Proceeding involving a Grantor, each of Revolving Collateral Agent, Revolving Claimholders, Notes Collateral Agent and Notes Claimholders agrees that it will not oppose (or support any other person opposing) (i) any request by Notes Collateral Agent or any Notes Claimholder, with respect to the Notes Priority Collateral prior to the Discharge of Notes Obligations, or Revolving Collateral Agent or any Revolving Claimholder, with respect to the Revolving Priority Collateral prior to the Discharge of Revolving Obligations, in each case, for adequate protection for the application of proceeds of Revolving Priority Collateral to the Revolving Obligations, or the proceeds of Notes Priority Collateral to the Notes Obligations, as applicable, and, with respect to Liens on the Revolving Priority Collateral or the Notes Priority Collateral, as applicable, for replacement or additional Liens on post-petition assets of the same type as the Revolving Priority Collateral or the Notes Priority Collateral, as applicable, or (ii) as applicable, (A) any objection by the Revolving Collateral Agent or the Revolving Claimholders to any motion, relief, action or proceeding based on the Revolving Collateral Agent or the Revolving Claimholders claiming a lack of adequate protection with respect to their Liens in the Revolving Priority Collateral, or (B) any objection by the Notes Collateral Agent or the Notes Claimholders to any motion, relief, action or proceeding based on the Notes Collateral Agent or the Notes Claimholders claiming a lack of adequate protection with respect to their Liens in the Notes Priority Collateral; provided, however, that (i) Revolving Collateral Agent and Revolving Claimholders may object to any request for adequate protection that would result in any adequate protection payments to Notes Collateral Agent or Notes Claimholders being made with any Revolving Priority Collateral, or with any advances made pursuant to any DIP Financing prior to the Discharge of the Revolving Obligations and (ii) Notes Collateral Agent and Notes Claimholders may object to any request for adequate protection that would result in any adequate protection payments to Revolving

Collateral Agent or Revolving Claimholders being made with any Notes Priority Collateral, or with any advances made pursuant to any Term DIP Financing prior to the Discharge of the Notes Obligations. If the Revolving Collateral Agent, for itself and on behalf of the Revolving Claimholders, seeks or requires (or is otherwise granted) adequate protection of its junior interest in the Notes Priority Collateral in the form of a replacement or additional Lien on the post-petition assets of the same type as the Notes Priority Collateral, then the Revolving Collateral Agent, for itself and the Revolving Claimholders, agrees that the Notes Collateral Agent shall also be granted a replacement or additional Lien on such post-petition assets as adequate protection of its senior interest in the Notes Priority Collateral and that the Revolving Collateral Agent’s replacement or additional Lien shall be subordinated to the replacement or additional Lien of the Notes Collateral Agent on the same basis as the Liens of the Revolving Collateral Agent on the Notes Priority Collateral are subordinated to the Liens of the Notes Collateral Agent on the Notes Collateral under this Agreement; in that regard, the Revolving Collateral Agent, for itself and the Revolving Claimholders, further agrees that it will not accept any such replacement or additional Liens on such post-petition assets of the same type as the Notes Priority Collateral unless the Notes Collateral Agent shall also have received a replacement or additional Lien thereon as adequate protection of its senior interest in the Notes Priority Collateral that is superior to the additional or replacement Liens so granted to the Revolving Collateral Agent. If the Notes Collateral Agent, for itself and on behalf of the Notes Claimholders, seeks or requires (or is otherwise granted) adequate protection of its junior interest in the Revolving Priority Collateral in the form of a replacement or additional Lien on the post-petition assets of the same type as the Revolving Priority Collateral, then the Notes Collateral Agent, for itself and the Notes Claimholders, agrees that the Revolving Collateral Agent shall also be granted a replacement or additional Lien on such post-petition assets as adequate protection of its senior interest in the Revolving Priority Collateral and that the Notes Collateral Agent’s replacement or additional Lien shall be subordinated to the replacement or additional Lien of the Revolving Collateral Agent on the same basis as the Liens of the Notes Collateral Agent on the Revolving Priority Collateral are subordinated to the Liens of the Revolving Collateral Agent on the Revolving Priority Collateral under this Agreement; in that regard, the Notes Collateral Agent, for itself and the Notes Claimholders, further agrees that it will not accept any such replacement or additional Liens on such post-petition assets of the same type as the Revolving Priority Collateral unless the Revolving Collateral Agent shall also have received a replacement or additional Lien thereon as adequate protection of its senior interest in the Revolving Priority Collateral that is superior to the additional or replacement Liens so granted to the Notes Collateral Agent.
(b) Subject to Sections 6.2 and 6.5(a), and other provisions hereof, in any Insolvency Proceeding involving a Grantor, (i) Notes Collateral Agent and the Notes Claimholders may seek, without objection from Revolving Claimholders, adequate protection with respect to their rights in the Notes Priority Collateral, and (ii) the Revolving Collateral Agent and the Revolving Claimholders may seek, without objection from Notes Claimholders, adequate protection with respect to their rights in the Revolving Priority Collateral; provided that if any of Notes Collateral Agent, the Notes Claimholders, the Revolving Collateral Agent or the Revolving Claimholders are granted adequate protection in the form of a replacement or additional Lien (on existing or future assets of Grantors), claim, payment or otherwise, such replacement or additional Lien or other adequate protection shall be subject to the terms of this Agreement.
(c) Neither Notes Collateral Agent nor any other Notes Claimholder shall object to, oppose, or challenge any claim or order by Revolving Collateral Agent or any Revolving Claimholder for allowance or payment, including, without limitation, current payment, in any Insolvency Proceeding of Revolving Obligations consisting of post-petition interest, fees, or expenses with the Revolving Priority Collateral (so long as any post-petition interest paid as a result thereof is not paid from the proceeds of Notes Priority Collateral) or with any advances made pursuant to any DIP Financing or for relief through the automatic stay with respect to the Revolving Priority Collateral.
(d) Neither Revolving Collateral Agent nor any other Revolving Claimholder shall object to, oppose, or challenge any claim or order by Notes Collateral Agent or any Notes Claimholder for allowance or payment, including, without limitation, current payment, in any Insolvency Proceeding of Notes Obligations consisting of post-petition interest, fees, or expenses with the Notes Priority Collateral (so long as any post-petition interest paid as a result thereof is not paid from the proceeds of Revolving Priority Collateral) or with any advances made pursuant to any Term DIP Financing or for relief through the automatic stay with respect to the Notes Priority Collateral.

(e) The Notes Collateral Agent, for itself and on behalf of the Notes Claimholders, may seek adequate protection of its junior interest in the Revolving Priority Collateral, subject to the provisions of this Agreement; provided that (x) the Revolving Collateral Agent is granted adequate protection in the form of a replacement or additional Lien on post-petition assets of the same type as the Revolving Priority Collateral and (y) such adequate protection required by the Notes Collateral Agent is in the form of a replacement or additional Lien on post-petition assets of the same type as the Revolving Priority Collateral.
(f) The Revolving Collateral Agent, for itself and on behalf of Revolving Claimholders, may seek adequate protection of its junior interest in the Notes Priority Collateral, subject to the provisions of this Agreement; provided that (x) the Notes Collateral Agent is granted adequate protection in the form of a replacement or additional Lien on post-petition assets of the same type as the Notes Priority Collateral and (y) such adequate protection required by the Revolving Collateral Agent is in the form of a replacement or additional Lien on post-petition assets of the same type as the Notes Priority Collateral.
6.6 Section 1111(b) of the Bankruptcy Code. Neither Notes Collateral Agent nor the Revolving Collateral Agent shall object to, oppose, support any objection, or take any other action to impede, the right of any Claimholder to make an election under Section 1111(b)(2) of the Bankruptcy Code. So long as the respective rights and remedies available to Notes Collateral Agent and Revolving Collateral Agent hereunder are not impaired thereby, each of the Notes Collateral Agent and the Revolving Collateral Agent waives any claim it may hereafter have against any Claimholder arising out of the election by such Claimholder of such application of Section 1111(b)(2) and Section 364 of the Bankruptcy Code. The Notes Collateral Agent and Revolving Collateral Agent each waive to the fullest extent permitted by law any claim it may hereafter have against any Grantor or their respective subsidiaries arising out of any borrowing of, or grant of a security interest or administrative expense priority under Section 364 of the Bankruptcy Code to, Grantor or any of their respective Subsidiaries as debtor-in-possession.
6.7 Avoidance Issues. If any Claimholder is required in any Insolvency Proceeding or otherwise to turn over, disgorge or otherwise pay to the estate of any Grantor any amount paid in respect of Revolving Obligations or Notes Obligations, as the case may be (a “Recovery”), then such Claimholders shall be entitled to a reinstatement of the Revolving Obligations or the Notes Obligations, as applicable, with respect to all such recovered amounts, and all rights, interests, priorities and privileges recognized in this Agreement shall apply with respect to any such Recovery. If this Agreement shall have been terminated prior to such Recovery, this Agreement shall be reinstated in full force and effect, and such prior termination shall not diminish, release, discharge, impair, or otherwise affect the obligations of the parties hereto from such date of reinstatement.
6.8 Plan of Reorganization. If, in any Insolvency Proceeding involving a Grantor, debt obligations of the reorganized debtor secured by Liens upon any property of the reorganized debtor are distributed or reinstated (in whole or in part) pursuant to a plan of reorganization or similar dispositive restructuring plan, both on account of Revolving Obligations and on account of Notes Obligations, then, to the extent the debt obligations distributed on account of the Revolving Obligations and on account of the Notes Obligations are secured by Liens upon the same property, the provisions of this Agreement will survive the distribution of such debt obligations pursuant to such plan and will apply with like effect to the Liens securing such debt obligations.
6.9 Separate Grants of Security and Separate Classification. The Revolving Collateral Agent, on behalf of the Revolving Claimholders, and the Notes Collateral Agent, on behalf of the Notes Claimholders, acknowledge and intend that: the respective grants of Liens pursuant to the Revolving Collateral Documents and the Notes Collateral Documents constitute two separate and distinct grants of Liens, and because of, among other things, their differing rights in the Collateral (i) the Notes Obligations are fundamentally different from the Revolving Obligations and, (ii) the Revolving Obligations are fundamentally different from the Notes Obligations and, in each case, must be separately classified in any plan of reorganization proposed or confirmed (or approved) in an Insolvency Proceeding. To further effectuate the intent of the parties as provided in the immediately preceding sentence, if it is held that the claims of the Revolving Claimholders and the Notes Claimholders in respect of the Collateral constitute claims in the same class (rather than at least two separate classes of secured claims with the priorities described in Section 2.1), then the Revolving Claimholders and the Notes Claimholders hereby acknowledge and agree that all distributions shall be made as if there were two separate classes of Revolving Obligations and Notes Obligations (with the effect being that, to the extent that (i) the aggregate value of the Revolving Claimholders’ Revolving Priority Collateral is sufficient (for this purpose ignoring all claims held by the Notes

Claimholders thereon), the Revolving Claimholders shall be entitled to receive, in addition to amounts distributed to them in respect of principal, pre-petition interest and other claims, all amounts owing in respect of post-petition interest, fees or expenses that is available from their Revolving Priority Collateral (regardless of whether any such claims may or may not be allowed or allowable in whole or in part as against the Grantor in the respective Insolvency Proceeding pursuant to Section 506(b) of the Bankruptcy Code or otherwise), before any distribution is made in respect of the Notes Obligations with respect to such Collateral, with each Notes Claimholder acknowledging and agreeing to turn over to the Revolving Collateral Agent with respect to such Collateral amounts otherwise received or receivable by them to the extent necessary to effectuate the intent of this sentence, even if such turnover has the effect of reducing the aggregate recoveries of the Notes Obligations and (ii) the aggregate value of the Notes Claimholders’ Notes Priority Collateral is sufficient (for this purpose ignoring all claims held by the Revolving Claimholders thereon), the Notes Claimholders shall be entitled to receive, in addition to amounts distributed to them in respect of principal, pre-petition interest and other claims, all amounts owing in respect of post-petition interest, fees or expenses that is available from their Notes Priority Collateral (regardless of whether any such claims may or may not be allowed or allowable in whole or in part as against the Grantor in the respective Insolvency Proceeding pursuant to Section 506(b) of the Bankruptcy Code or otherwise), before any distribution is made in respect of the Revolving Obligations with respect to such Collateral, with each Revolving Claimholder acknowledging and agreeing to turn over to the Notes Collateral Agent with respect to such Collateral amounts otherwise received or receivable by them to the extent necessary to effectuate the intent of this sentence, even if such turnover has the effect of reducing the aggregate recoveries of the Revolving Obligations).
SECTION 7. Reliance; Waivers; Etc.
7.1 Reliance. Other than any reliance on the terms of this Agreement, Revolving Collateral Agent, on behalf of the Revolving Claimholders, acknowledges that it and such Revolving Claimholders have, independently and without reliance on Notes Collateral Agent or any Notes Claimholder, and based on documents and information deemed by them appropriate, made their own credit analysis and decision to enter into each of the Revolving Loan Documents and be bound by the terms of this Agreement and they will continue to make their own credit decision in taking or not taking any action under the Revolving Loan Documents or this Agreement. Other than any reliance on the terms of this Agreement, Notes Collateral Agent acknowledges on behalf of the Notes Claimholders that it and such Notes Claimholders have, independently and without reliance on Revolving Collateral Agent or any Revolving Claimholder, and based on documents and information deemed by them appropriate, made their own credit analysis and decision to enter into each of the Notes Documents and be bound by the terms of this Agreement and they will continue to make their own credit decision in taking or not taking any action under the Notes Documents or this Agreement.
7.2 No Warranties or Liability. Revolving Collateral Agent, on behalf of the Revolving Claimholders, acknowledges and agrees that Notes Collateral Agent has made no express or implied representation or warranty, including with respect to the execution, validity, legality, completeness, collectibility, or enforceability of any of the Notes Documents, the ownership by any Grantor of any Collateral, or the perfection or priority of any Liens thereon. Except as otherwise expressly provided herein, Notes Collateral Agent and the Notes Claimholders will be entitled to manage and supervise the Notes Documents in accordance with law and as they may otherwise, in their sole discretion, deem appropriate. Notes Collateral Agent, on behalf of the Notes Claimholders, acknowledges and agrees that Revolving Collateral Agent and Revolving Claimholders have made no express or implied representation or warranty, including with respect to the execution, validity, legality, completeness, collectibility, or enforceability of any of the Revolving Loan Documents, the ownership of any Collateral, or the perfection or priority of any Liens thereon. Except as otherwise expressly provided herein, Revolving Claimholders will be entitled to manage and supervise their respective loans and extensions of credit under the Revolving Loan Documents in accordance with law and as they may otherwise, in their sole discretion, deem appropriate. Except as expressly provided herein, the Notes Collateral Agent and Notes Claimholders shall have no duty to Revolving Collateral Agent or any Revolving Claimholders, and Revolving Collateral Agent and Revolving Claimholders shall have no duty to Notes Collateral Agent or any Notes Claimholders, to act or refrain from acting in a manner that allows, or results in, the occurrence or continuance of an event of default or default under any agreements with any Grantor (including the Revolving Loan Documents and the Notes Documents), regardless of any knowledge thereof which they may have or be charged with. The Notes Collateral Agent hereby waives to the fullest extent permitted by law any claim that may be had against the Revolving Collateral Agent or any Revolving Claimholder arising out of any actions which the Revolving Collateral Agent or such Revolving Claimholder take or omit to take (including, actions with respect to the creation, perfection or continuation of Liens on any Collateral, actions with respect to the foreclosure upon, sale, release or depreciation of, or failure to realize upon, any of the Collateral and actions with respect to the collection of any claim for all or any part of the Revolving Obligations from any account debtor, guarantor or any other party), or the valuation, use, protection or release of any security for such Revolving Obligations. The Revolving Collateral Agent hereby waives to the fullest extent permitted by law any claim that may be had against the Notes Collateral Agent or any Notes Claimholder arising out of any actions which the Notes Collateral Agent or such Notes Claimholder take or omit to take (including, actions with respect to the creation, perfection or continuation of Liens on any Collateral, actions with respect to the foreclosure upon, sale, release or depreciation of, or failure to realize upon, any of the Collateral and actions with respect to the collection of any claim for all or any part of the Notes Obligations from any account debtor, guarantor or any other party), or the valuation, use, protection or release of any security for such Notes Obligations.
7.3 No Waiver of Lien Priorities.
(a) No right of Revolving Claimholders, Revolving Collateral Agent or any of them to enforce any provision of this Agreement or any Revolving Loan Document shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of any Grantor or by any act or failure to act by any Revolving Claimholder or Revolving Collateral Agent, or by any noncompliance by any Person with the terms, provisions, and covenants of this Agreement, any of the Revolving Loan Documents or any of the Notes Documents, regardless of any knowledge thereof which Revolving Collateral Agent or Revolving Claimholders, or any of them, may have or be otherwise charged with. No right of Notes Claimholders, Notes Collateral Agent or any of them to enforce any provision of this Agreement or any Notes Document shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of any Grantor or by any act or failure to act by any Notes Claimholder or Notes Collateral Agent, or by any noncompliance by any person with the terms, provisions, and covenants of this Agreement, any of the Notes Documents or any of the Revolving Loan Documents, regardless of any knowledge thereof which Notes Collateral Agent or Notes Claimholders, or any of them, may have or be otherwise charged with.
(b) Subject to any rights of Grantors under the Revolving Loan Documents and the Notes Documents and subject to the provisions of Section 5.3(a), the Revolving Collateral Agent and Revolving Claimholders may, at any time and from time to time in accordance with the Revolving Loan Documents and/or applicable law, without the consent of, or notice to, the Notes Collateral Agent or any Notes Claimholders, without incurring any liabilities to Notes Collateral Agent or any Notes Claimholders and without impairing or releasing the Lien priorities and other benefits provided in this Agreement (even if any right of subrogation or other right or remedy of Notes Collateral Agent or Notes Claimholders is affected, impaired, or extinguished thereby) do any one or more of the following without the prior written consent of Notes Collateral Agent or any Notes Claimholders:
(i) change the manner, place, or terms of payment or change or extend the time of payment of, or amend, renew, exchange, increase, or alter, the terms of any of the Revolving Obligations or any Lien on any Collateral or guarantee thereof or any liability of any Grantor, or any liability incurred directly or indirectly in respect thereof (including any increase in or extension of the Revolving Obligations, without any restriction as to the tenor or terms of any such increase or extension) or otherwise amend, renew, exchange, extend, modify, or supplement in any manner any Liens held by Revolving Collateral Agent or any Revolving Claimholders, the Revolving Obligations, or any of the Revolving Loan Documents;
(ii) sell, exchange, release, surrender, realize upon, enforce or otherwise deal with in any manner and in any order any part of the Revolving Priority Collateral or any liability of any Grantor to Revolving Claimholders or Revolving Collateral Agent, or any liability incurred directly or indirectly in respect thereof;
(iii) settle or compromise any Revolving Obligation or any other liability of any Grantor or any security therefor or any liability incurred directly or indirectly in respect thereof and apply any sums by whomsoever paid and however realized to any liability (including the Revolving Obligations) in any manner or order that is not inconsistent with the terms of this Agreement; and

(iv) exercise or delay in or refrain from exercising any right or remedy against any Grantor or any other person, elect any remedy and otherwise deal freely with any Grantor or any Revolving Priority Collateral and any security and any guarantor or any liability of any Grantor to Revolving Claimholders or any liability incurred directly or indirectly in respect thereof.
(c) Except as otherwise provided herein, Notes Collateral Agent and Notes Claimholders also agree that Revolving Claimholders and Revolving Collateral Agent shall have no liability to Notes Collateral Agent and Notes Claimholders, and Notes Collateral Agent and Notes Claimholders hereby waive any claim against any Revolving Claimholder or Revolving Collateral Agent, arising out of any and all actions which Revolving Claimholders or Revolving Collateral Agent may, pursuant to the terms hereof, take, permit or omit to take with respect to:
(i) the Revolving Loan Documents;
(ii) the collection of the Revolving Obligations; or
(iii) the foreclosure upon, or sale, liquidation, or other Disposition of, or the failure to foreclose upon, or sell, liquidate, or otherwise dispose of, any Revolving Priority Collateral. Notes Collateral Agent and Notes Claimholders agree that Revolving Claimholders and Revolving Collateral Agent have no duty to them in respect of the maintenance or preservation of the Revolving Priority Collateral, the Revolving Obligations, or otherwise.
(d) Subject to any rights of Grantors under the Notes Documents and subject to the provisions of Section 5.3(b), Notes Collateral Agent may, at any time and from time to time in accordance with the Notes Documents and/or applicable law, without the consent of, or notice to, Revolving Collateral Agent or the Revolving Claimholders, without incurring any liabilities to Revolving Collateral Agent or the Revolving Claimholders and without impairing or releasing the Lien priorities and other benefits provided in this Agreement (even if any right of subrogation or other right or remedy of Revolving Collateral Agent or the Revolving Claimholders is affected, impaired, or extinguished thereby) do any one or more of the following without the prior written consent of Revolving Collateral Agent and Revolving Claimholders:
(i) change the manner, place, or terms of payment or change or extend the time of payment of, or amend, renew, exchange, increase, or alter, the terms of any of the Notes Obligations or any Lien on any Collateral or guarantee thereof or any liability of any Grantor, or any liability incurred directly or indirectly in respect thereof (including any increase in or extension of the Notes Obligations, without any restriction as to the tenor or terms of any such increase or extension) or otherwise amend, renew, exchange, extend, modify, or supplement in any manner any Liens held by Notes Collateral Agent or any Notes Claimholders, the Notes Obligations, or any of the Notes Documents;
(ii) subject to Section 3.8, sell, exchange, release, surrender, realize upon, enforce or otherwise deal with in any manner and in any order any part of the Notes Priority Collateral or any liability of any Grantor to Notes Claimholders or Notes Collateral Agent, or any liability incurred directly or indirectly in respect thereof;
(iii) settle or compromise any Notes Obligation or any other liability of any Grantor or any security therefor or any liability incurred directly or indirectly in respect thereof and apply any sums by whomsoever paid and however realized to any liability (including the Notes Obligations) in any manner or order that is not inconsistent with this Agreement; and
(iv) exercise or delay in or refrain from exercising any right or remedy against any Grantor or any other person, elect any remedy and otherwise deal freely with any Grantor or any Notes Priority Collateral and any security and any guarantor or any liability of any Grantor to Notes Collateral Agent or Notes Claimholders or any liability incurred directly or indirectly in respect thereof.

(e) Except as otherwise provided herein, Revolving Claimholders and Revolving Collateral Agent also agree that Notes Collateral Agent and Notes Claimholders shall have no liability to Revolving Claimholders and Revolving Collateral Agent, and Revolving Claimholders and Revolving Collateral Agent hereby waive any claim against Notes Collateral Agent and Notes Claimholders, arising out of any and all actions which Notes Collateral Agent and Notes Claimholders may, pursuant to the terms hereof, take, permit or omit to take with respect to:
(i) the Notes Documents;
(ii) the collection of the Notes Obligations; or
(iii) the foreclosure upon, or sale, liquidation, or other Disposition of, or the failure to foreclose upon, or sell, liquidate, or otherwise dispose of, any Notes Priority Collateral. Revolving Claimholders and Revolving Collateral Agent agree that Notes Collateral Agent and Notes Claimholders has no duty to them in respect of the maintenance or preservation of the Notes Priority Collateral, the Notes Obligations, or otherwise.
(f) Until the Discharge of Revolving Obligations and the Discharge of Notes Obligations, each of Revolving Collateral Agent and Notes Collateral Agent agrees not to assert and hereby waives, to the fullest extent permitted by law, any right to demand, request, plead, or otherwise assert, or otherwise claim the benefit of, any marshaling, appraisal, valuation, or other similar right that may otherwise be available under applicable law with respect to the other party’s Priority Collateral or any other similar rights a junior secured creditor may have under applicable law.
7.4 Obligations Unconditional. For so long as this Agreement is in full force and effect, all rights, interests, agreements and obligations of Revolving Collateral Agent and Revolving Claimholders and Notes Collateral Agent and Notes Claimholders, respectively, hereunder shall remain in full force and effect irrespective of:
(a) any lack of validity or enforceability of any Revolving Loan Documents or any Notes Documents;
(b) except as otherwise expressly restricted in this Agreement, any change in the time, manner, or place of payment of, or in any other terms of, all or any of the Revolving Obligations or Notes Obligations, or any amendment or waiver or other modification, including any increase in the amount thereof, whether by course of conduct or otherwise, of the terms of any Revolving Loan Document or any Notes Document;
(c) except as otherwise expressly restricted in this Agreement, any exchange of any security interest in any Collateral or any other collateral, or any amendment, waiver or other modification, whether in writing or by course of conduct or otherwise, of all or any of the Revolving Obligations or Notes Obligations or any guarantee thereof;
(d) the commencement of any Insolvency Proceeding in respect of any Grantor; or
(e) any other circumstances which otherwise might constitute a defense available to, or a discharge of, any Grantor in respect of Revolving Collateral Agent, any Revolving Claimholder, the Revolving Obligations, Notes Collateral Agent, any Notes Claimholder, or the Notes Obligations in respect of this Agreement.
SECTION 8. Representations and Warranties.
8.1 Representations and Warranties of Each Party. Each party hereto represents and warrants to the other parties hereto as follows:
(a) Such party is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization and has all requisite power and authority to execute and deliver this Agreement and to perform its obligations hereunder.
(b) This Agreement has been duly executed and delivered by such party.

8.2 Representations and Warranties of Each Agent. Revolving Collateral Agent and Notes Collateral Agent each represents and warrants to the other that it has been authorized by Revolving Lenders or holders of Notes, as applicable, under the Revolving Credit Agreement or the Indenture, as applicable, to enter into this Agreement.
SECTION 9. Miscellaneous.
9.1 Conflicts. Except to the extent expressly provided in Section 9.15, in the event of any conflict between the provisions of this Agreement and the provisions of any of the Revolving Loan Documents or any of the Notes Documents, the provisions of this Agreement shall govern and control.
9.2 Effectiveness; Continuing Nature of this Agreement; Severability. This Agreement shall become effective when executed and delivered by the parties hereto. This is a continuing agreement of lien subordination (as opposed to debt or claim subordination) and Revolving Claimholders may continue, at any time and without notice to Notes Collateral Agent or Notes Claimholders, to extend credit and other financial accommodations to or for the benefit of any Grantor constituting Revolving Obligations in reliance hereon. Each of Revolving Collateral Agent and Notes Collateral Agent hereby waives any right it may have under applicable law to revoke this Agreement or any of the provisions of this Agreement. The terms of this Agreement shall survive, and shall continue in full force and effect, in any Insolvency Proceeding. Consistent with, but not in limitation of, the preceding sentence, the Revolving Collateral Agent and the Notes Collateral Agent, on behalf of the applicable Claimholders, irrevocably acknowledges that this Agreement constitutes a “subordination agreement” within the meaning of both New York law and Section 510(a) of the Bankruptcy Code. Any provision of this Agreement that is prohibited or unenforceable shall not invalidate the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. All references to any Grantor shall include such Grantor as debtor and debtor in possession and any receiver or trustee for such Grantor in any Insolvency Proceeding. This Agreement shall terminate and be of no further force and effect:
(a) with respect to Revolving Collateral Agent, Revolving Claimholders, and the Revolving Obligations, on the date that the Discharge of Revolving Obligations has occurred; and
(b) with respect to Notes Collateral Agent, Notes Claimholders and the Notes Obligations on the date that the Discharge of Notes Obligations has occurred.
9.3 Amendments; Waivers. Except as provided in the last two sentences of this Section, no amendment, modification, or waiver of any of the provisions of this Agreement shall be effective unless the same shall be in writing signed on behalf of each party hereto or its authorized agent and each waiver, if any, shall be a waiver only with respect to the specific instance involved and shall in no way impair the rights of the parties making such waiver or the obligations of the other parties to such party in any other respect or at any other time. Any amendments, modifications or waivers can be effected by the Revolving Collateral Agent, at the direction of the requisite Revolving Claimholders under the Revolving Credit Agreement, and by the Notes Collateral Agent, at the direction of the requisite Notes Claimholders under the Indenture. Notwithstanding the foregoing, (i) no Grantor shall have any right to consent to or approve any amendment, modification or waiver of any provision of this Agreement except to the extent its rights are directly affected, (ii) any Other Pari Passu Obligations Agent, on behalf of itself and such holders, may become a party to this Agreement, without any further action by any other party hereto, upon execution and delivery by AMLLC, Finance Sub and such Other Pari Passu Obligations Agent of a properly completed joinder agreement (in form and substance reasonably satisfactory to each of the Revolving Collateral Agent and the Notes Collateral Agent) to each of the other parties hereto, (iii) any duly appointed agent for the holders of Revolving Obligations described in clause (ii) of the definition thereof, on behalf of itself and such holders, may become a party to this Agreement, without any further action by any other party hereto, upon execution and delivery by AMLLC, Finance Sub and such agent of a properly completed joinder agreement (in form and substance reasonably satisfactory to each of the Revolving Collateral Agent and the Notes Collateral Agent) to each of the other parties hereto and delivery to the Notes Collateral Agent by AMLLC of an officer’s certificate certifying that such obligations are permitted by the Indenture to be included hereunder as Revolving Obligations, (iv) technical modifications may be made to this Agreement to facilitate the inclusion of Other Pari Passu Obligations without any further action by any other party hereto to the extent such Other Pari Passu Obligations are permitted to be incurred under the Revolving Loan Documents and the Notes Documents and (v) technical modifications may be made to this Agreement to facilitate the inclusion of Revolving Obligations described in clause (ii) of the definition thereof without any further action by any other party hereto to the extent such Obligations are permitted to be incurred under the Revolving Loan Documents and the Notes Documents. In connection with any Refinancing of the Notes Obligations or Revolving Obligations pursuant to Section 5.3(a) or 5.3(b), as applicable, this Agreement may be amended at the request and sole expense of the Grantors, and without the consent of either the Bank Collateral Agent or the Notes Collateral Agent, (i) to add parties (or any authorized agent or trustee therefor) providing any such Refinancing, (ii) to establish that Liens on any Notes Priority Collateral securing such Refinanced debt shall have the same priority as the Liens on any Notes Priority Collateral securing the debt being Refinanced and (iii) to establish that the Liens on any Revolving Priority Collateral securing such Refinanced debt shall have the same priority as the Liens on any Revolving Priority Collateral securing the debt being Refinanced. Notwithstanding anything to the contrary in this Agreement, this Agreement may be amended from time to time at the sole request and expense of the Issuers (as defined under the Indenture), (x) as set forth in the second paragraph of Section 9.01 of the Indenture, without the consent of the Notes Collateral Agent, and (y) as set forth in the second paragraph of such Section 9.01 as in effect on the date hereof, without the consent of the Revolving Collateral Agent.
9.4 Information Concerning Financial Condition of AMLLC and its Subsidiaries. Revolving Collateral Agent and Revolving Claimholders, on the one hand, and Notes Collateral Agent and Notes Claimholders, on the other hand, shall each be responsible for keeping themselves informed of (a) the financial condition of AMLLC and its Subsidiaries and all endorsers and/or guarantors of the Revolving Obligations or the Notes Obligations and (b) all other circumstances bearing upon the risk of nonpayment of the Revolving Obligations or the Notes Obligations. Revolving Collateral Agent and Revolving Claimholders shall have no duty to advise Notes Collateral Agent and Notes Claimholders of information known to it or them regarding such condition or any such circumstances or otherwise. Notes Collateral Agent and Notes Claimholders shall have no duty to advise Revolving Collateral Agent or any Revolving Claimholder of information known to it or them regarding such condition or any such circumstances or otherwise. In the event Revolving Collateral Agent or any Revolving Claimholders, or Notes Collateral Agent or any Notes Claimholders, in its or their sole discretion, undertakes at any time or from time to time to provide any such information to any other party to this Agreement, it or they shall be under no obligation:
(a) to make, and Revolving Collateral Agent and Revolving Claimholders, or Notes Collateral Agent and Notes Claimholders, as the case may be, shall not be required to make, any express or implied representation or warranty, including with respect to the accuracy, completeness, truthfulness, or validity of any such information so provided;
(b) to provide any additional information or to provide any such information on any subsequent occasion;
(c) to undertake any investigation; or
(d) to disclose any information, which pursuant to accepted or reasonable commercial practices, such party wishes to maintain confidential or is otherwise required to maintain confidential.
9.5 Subrogation. (a) With respect to any payments or distributions in cash, property, or other assets that any Notes Claimholders or Notes Collateral Agent pay over to Revolving Collateral Agent or Revolving Claimholders under the terms of this Agreement, Notes Claimholders and Notes Collateral Agent shall be subrogated to the rights of Revolving Collateral Agent and Revolving Claimholders and (b) with respect to any payments or distributions in cash, property, or other assets that any Revolving Claimholders or Revolving Collateral Agent pay over to Notes Collateral Agent or Notes Claimholders under the terms of this Agreement, Revolving Claimholders and Revolving Collateral Agent shall be subrogated to the rights of Notes Collateral Agent and Notes Claimholders; provided, however, that, Revolving Collateral Agent and Notes Collateral Agent each hereby agrees not to assert or enforce any such rights of subrogation it may acquire as a result of any payment hereunder until the Discharge of all Revolving Obligations or Discharge of Notes Obligations, as applicable, has occurred. Any payments or distributions in cash, property or other assets received by Revolving Collateral Agent or Revolving Claimholders that are paid over to Notes Collateral Agent or Notes Claimholders pursuant to this Agreement shall not reduce any of the Revolving Obligations. Any payments or distributions in cash, property or other assets received by Notes Collateral Agent or Notes Claimholders that are paid over to Revolving Collateral Agent or Revolving Claimholders pursuant to this Agreement shall not reduce any of the Notes Obligations. Notwithstanding the foregoing provisions of this Section 9.5, none of the Revolving Claimholders shall have any claim against any of the Notes Claimholders for any impairment of any subrogation rights herein granted to the Notes Claimholders and none of the Notes Claimholders shall have any claim against any of the Revolving Claimholders for any impairment of any subrogation rights herein granted to the Revolving Claimholders.

9.6 GOVERNING LAW; CONSENT TO JURISDICTION AND VENUE. THIS AGREEMENT AND THE OBLIGATIONS ARISING HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA. EACH OF THE PARTIES HERETO HEREBY CONSENTS AND AGREES THAT THE STATE OR FEDERAL COURTS LOCATED IN NEW YORK, NEW YORK SHALL HAVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES AMONG THE PARTIES HERETO PERTAINING TO THIS AGREEMENT OR TO ANY MATTER ARISING OUT OF OR RELATING TO THIS AGREEMENT; PROVIDED THAT THE PARTIES HERETO ACKNOWLEDGE THAT ANY APPEALS FROM THOSE COURTS MAY HAVE TO BE HEARD BY A COURT LOCATED OUTSIDE OF NEW YORK, NEW YORK. EACH OF THE PARTIES HERETO EXPRESSLY SUBMITS AND CONSENTS IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR SUIT COMMENCED IN ANY SUCH COURT, AND EACH OF THE PARTIES HERETO HEREBY WAIVES ANY OBJECTION WHICH IT MAY HAVE BASED UPON LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OR FORUM NON CONVENIENS.
9.7 Notices. All notices to Revolving Claimholders permitted or required under this Agreement shall also be sent to Revolving Collateral Agent. All notices to Notes Claimholders permitted or required under this Agreement shall also be sent to Notes Collateral Agent. Unless otherwise specifically provided herein, any notice hereunder shall be in writing and may be personally served or sent by telefacsimile or United States mail or courier service or electronic mail and shall be deemed to have been given when delivered in person or by courier service and signed for against receipt thereof, upon receipt of telefacsimile or electronic mail, or 3 Business Days after depositing it in the United States mail with postage prepaid and properly addressed. For the purposes hereof, the addresses of the parties hereto shall be as is designated by such party on the signature pages hereto. The Borrower shall provide written notice to the Revolving Collateral Agent of the Discharge of Notes Obligations and shall provide written notice to the Notes Collateral Agent of the Discharge of Revolving Obligations.
9.8 Further Assurances. Revolving Collateral Agent and Notes Collateral Agent each agrees to take such further action and shall execute and deliver such additional documents and instruments (in recordable form, if requested) as Revolving Collateral Agent or Notes Collateral Agent may reasonably request to effectuate the terms of and the Lien priorities contemplated by this Agreement, all at the expense of Grantors.
9.9 Binding on Successors and Assigns. This Agreement shall be binding upon Revolving Collateral Agent, Revolving Claimholders, Notes Collateral Agent, Notes Claimholders, and their respective successors and assigns.
9.10 Headings. Section headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose or be given any substantive effect.
9.11 Counterparts. This Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Agreement or any document or instrument delivered in connection herewith by telecopy shall be effective as delivery of a manually executed counterpart of this Agreement or such other document or instrument, as applicable.
9.12 No Third Party Beneficiaries. This Agreement and the rights and benefits hereof shall inure to the benefit of each of the parties hereto and its respective successors and assigns and shall inure to the benefit of and bind each of Revolving Claimholders and Notes Claimholders. In no event shall any Grantor be a third party beneficiary of this Agreement.

9.13 Provisions Solely to Define Relative Rights. The provisions of this Agreement are and are intended solely for the purpose of defining the relative rights of Revolving Collateral Agent and Revolving Claimholders on the one hand and Notes Collateral Agent and Notes Claimholders on the other hand. No Grantor or any other creditor thereof shall have any rights hereunder and no Grantor may rely on the terms hereof. Nothing in this Agreement shall impair, as between Grantors and Revolving Collateral Agent and Revolving Claimholders, or as between Grantors and Notes Collateral Agent and Notes Claimholders, the obligations of Grantors to pay principal, interest, fees and other amounts as provided in the Revolving Loan Documents and the Notes Documents, respectively.
9.14 Specific Performance. Each of the Revolving Collateral Agent and the Notes Collateral Agent may demand specific performance of this Agreement. The Revolving Collateral Agent, on behalf of itself and the Revolving Claimholders, and the Notes Collateral Agent, on behalf of itself and the Notes Claimholders, hereby irrevocably waive any defense based on the adequacy of a remedy at law and any other defense which might be asserted to bar the remedy of specific performance in any action which may be brought by the Revolving Collateral Agent or the other Revolving Claimholders or the Notes Collateral Agent or the other Notes Claimholders, as applicable. Without limiting the generality of the foregoing or of the other provisions of this Agreement, in seeking specific performance in any Insolvency Proceeding, Revolving Collateral Agent or Notes Collateral Agent may seek such or any other relief as if it were the “holder” of the claims of the other agent’s Claimholders under Section 1126(a) of the Bankruptcy Code or otherwise had been granted an irrevocable power of attorney by the other agent’s Claimholders.
9.15 Indenture Protections. In connection with its execution and acting under this Agreement, the Notes Collateral Agent is entitled to all rights, privileges, protections, immunities, benefits and indemnities provided to it under the Indenture, all of which are incorporated by reference herein mutatis mutandis.
[signature pages follow]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

UBS AG, STAMFORD BRANCH, as Revolving Collateral Agent
By:	/s/ Mary E. Evans
	Name:	Mary E. Evans
	Title:	Associate Director Banking Products Services. US

By:	/s/ Irja R. Otsa
	Name:	Irja R. Otsa
	Title:	Associate Director Banking Products Services. US
[Intercreditor Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

UBS AG, STAMFORD BRANCH, as Revolving Collateral Agent
By:
Name:
Title:

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Notes Collateral Agent
By:	/s/ John C. Stohlmann
	Name:	John C. Stohlmann
	Title:	Vice President
[SIGNATURE PAGE TO INTERCREDITOR AGREEMENT]

ACKNOWLEDGMENT
Each of the undersigned hereby acknowledges that it has received a copy of the foregoing Intercreditor Agreement and consents thereto, agrees to recognize all rights granted thereby to Revolving Collateral Agent, Revolving Claimholders, Notes Collateral Agent and Notes Claimholders, and will not do any act or perform any obligation which is not in accordance with the agreements set forth therein. Each of the undersigned further acknowledges and agrees that it is not an intended beneficiary or third party beneficiary under the foregoing Intercreditor Agreement.
Acknowledged as of the date first written above:

ASSOCIATED MATERIALS, LLC

By:	/s/ Stephen E. Graham

	Name:	Stephen E. Graham
	Title:	Vice President — Chief Financial Officer, Treasurer and Secretary

GENTEK HOLDINGS, LLC

By:	/s/ Stephen E. Graham

	Name:	Stephen E. Graham
	Title:	Vice President — Chief Financial Officer, Treasurer and Secretary

GENTEK BUILDING PRODUCTS, INC.

By:	/s/ Stephen E. Graham

	Name:	Stephen E. Graham
	Title:	Vice President — Chief Financial Officer, Treasurer and Secretary
[ACKNOWLEDGMENT PAGE TO INTERCREDITOR AGREEMENT]

ACKNOWLEDGMENT
Each of the undersigned hereby acknowledges that it has received a copy of the foregoing Intercreditor Agreement and consents thereto, agrees to recognize all rights granted thereby to Revolving Collateral Agent, Revolving Claimholders, Notes Collateral Agent and Notes Claimholders, and will not do any act or perform any obligation which is not in accordance with the agreements set forth therein. Each of the undersigned further acknowledges and agrees that it is not an intended beneficiary or third party beneficiary under the foregoing Intercreditor Agreement.
Acknowledged as of the date first written above:

CAREY ACQUISITION CORP.

By:	/s/ Erik D. Ragatz

	Name:	Erik D. Ragatz
	Title:	President, Treasurer and Secretary
[ACKNOWLEDGMENT PAGE TO INTERCREDITOR AGREEMENT]

ACKNOWLEDGMENT
Each of the undersigned hereby acknowledges that it has received a copy of the foregoing Intercreditor Agreement and consents thereto, agrees to recognize all rights granted thereby to Revolving Collateral Agent, Revolving Claimholders, Notes Collateral Agent and Notes Claimholders, and will not do any act or perform any obligation which is not in accordance with the agreements set forth therein. Each of the undersigned further acknowledges and agrees that it is not an intended beneficiary or third party beneficiary under the foregoing Intercreditor Agreement.
Acknowledged as of the date first written above:

CAREY NEW FINANCE, INC.

By:	/s/ Erik D. Ragatz

	Name:	Erik D. Ragatz
	Title:	President, Treasurer and Secretary
[ACKNOWLEDGMENT PAGE TO INTERCREDITOR AGREEMENT]